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                                                                    EXHIBIT 99.2

                            OVERBID PURCHASE CONTRACT

     This Overbid Purchase Contract is entered into as of January 24, 2002, and made effective as of the Effective Date by and between MTGLQ Investors, LP, a limited partnership ("Buyer"), and Thomas F. Lennon, Receiver for Capital Consultants, LLC, an Oregon limited liability company ("CCL") in the cases of Securities and Exchange Commission v. Capital Consultants, LLC, et. al. (Case
-----------------------------------------------------------------------
No. 00-1290-KI) and Elaine L. Chao, Secretary of Department of Labor v. Capital
                    -----------------------------------------------------------
Consultants, LLC, et. al. (Case No. 00-1291-KI) pending in the United States
-------------------------
District Court, District of Oregon, on behalf of CCL and the Investors (as defined below).

1.   DEFINITIONS.

     1.1. Meanings. As used in this Agreement, the following words have the
          --------
meanings respectively assigned to them by this Section 1.1:

          (1) "Adjusted Purchase Price" shall have the meaning set forth in
Section 6.4(1) below.

          (2) "Agreement" means this Purchase and Sale Agreement, as the same may be amended from time to time.

          (3) "Asset" means each Loan, Collateral, Equity, and Claim being sold by the Seller to the Buyer pursuant to this Agreement.

          (4) "Auction" shall mean the public auctions held in accordance with an order previously entered by the Court in the Receivership Cases whose potentially interested purchasers have the opportunity to bid for the Assets.

          (5) "Buyer" means MTGLQ Investors, LP, and its permitted successors and permitted assigns.

          (6) "Cash Collateral" means the deposited funds acting as Collateral for the obligations of a Loan.

          (7) "Claims" means all contract and tort claims, if any, held by the Receiver and CCL (other than as a representative of otherwise unrepresented Investors in certain litigation authorized by orders of the Court) against the borrowers, guarantors and Collateral associated with the Loans. This does not include any claims held by the Receiver or CCL against any other persons, entities or things, including, without limitation, claims against CCL professionals. In addition, the claims to be sold do not include direct tort claims by CCL Investors, such as securities law violation claims, if any, against the borrowers, guarantors, their professionals or other third-parties that are not derivative (i.e., claims that can only be brought on behalf of or
                                               ----
through CCL).

          (8) "Collateral" means the security in the form of real or personal property, or Cash Collateral, collateralizing the obligations of a Loan.

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          (9) "Closing" means the closing of the sale and purchase transaction contemplated by this Agreement, including without limitation, the payment of the Purchase Price and the negotiation or assignment of the Assets to the Buyer by the Seller.

          (10) Closing Date" means the date which is five (5) business days following satisfaction of all of the Conditions, but in no event later than February 5, 2002, or such later date as is agreed to by the parties.

          (11) "Conditions" shall have the meaning set forth in Section 3.4 below.

          (12) "Court" means the United States District Court, District of Oregon overseeing the Receivership Cases."

          (13) "Cutoff Date" means September 15, 2001.

          (14) "Deposit" shall have the meaning set forth in Section 2.1 below.

          (15) "Deposit Escrow Account" shall have the meaning set forth in
Section 2.1 below.

          (16) "Documents" means with respect to each Asset and only if and to the extent that any of the following items listed in (a) through (g) below is presently in the possession or control of the Seller: (a) all written contracts, agreements, instruments and documents relating to such Asset; (b) all written security agreements, pledge agreements, financing statements, mortgages, deeds of trust, assignments of leases and/or rents, and other writings creating, evidencing or perfecting liens, security interests, pledges, hypothecations or other encumbrances securing such Asset; (c) all written guaranties of or indemnification agreements relating to such Asset; (d) all certificates of title, insurance policies, stock certificates, certificates of deposit, certificates of membership interests, certificates of partnership interests and other agreements, instruments or documents securing such Asset; (e) all other collateral in the possession of the Seller securing such Asset; (f) all written disbursement and payment histories relating to such Asset; and (g) all written amendments, assignments, extensions and reinstatements of and all supplements to any of the items listed in (a) through (d) above.

          (17) "Effective Date" means the date that this Agreement is executed by both Seller and Buyer.

          (18) "Equity" means each private equity investment referred to in
Schedule II.

          (19) "ERISA" shall have the meaning set forth in Section 6.2(6) below.

          (20) "Escrow Accounts" means all monies (excluding Cash Collateral) held by the Seller in escrow for real estate taxes, insurance and/or other similar items with respect to the Loans.

          (21) "Excluded Documents" means, with respect to the Loan(s), any and all correspondence, reports, information, internal analysis, internal memoranda, documents, credit

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information, regulatory reports, and/or internal assessments of valuation of the
Loan(s), trust deed(s) and/or related collateral, or any other collateral document, including but not limited to, mortgage, assignment of production, security agreement, assignment of security interest, guaranty, corporate guaranty, letter of credit, pledge, collateral agreements, loan agreement, or other agreement or document, whether an original or copy or whether similar to those enumerated, securing the payment or performance of the Notes evidences the Loans or any other Asset, that may be, but are not necessarily, missing, misplaced, misfiled, omitted or excluded from the Loan Files due to either (i) removal by the Receiver or its agents, employees or representatives due to attorney-client privilege claims or (ii) unintentional acts of Seller or acts of third parties of which Seller has no knowledge.

          (22) "Files" means all of the Loan Files, Equity Files and Claims
Files.

          (23) "Investor" means a client of CCL whose funds were used to make a Loan or invest in an Equity included in Schedule I or II, respectively.

          (24) "Loan" means each loan or other indebtedness referred to in
Schedule I.

          (25) "Loan File," "Claim File" and "Equity File" mean, with respect to each Loan, Claim or Equity, as applicable, all correspondence, notices and other agreements, instruments or documents, including the related Notes and Documents, but excluding any documentation that represents a privileged communication.

          (26) "Note" means each promissory note or other evidence of indebtedness evidencing a Loan and made payable to the Seller, CCL and/or the Investors.

          (27) "Original Loan Documents" means original notes, guarantees, security agreements, mortgages, deeds of trust, certificates of title, stock certificates, certificates of deposit, certificates of membership interests, and certificates of partnership interests located in the Files or otherwise in the possession or control of the Seller.

          (28) "Purchase Price" means $_____________________, subject to the adjustments to be made pursuant to Section 3.6 and below.

          (29) "Receiver" means Thomas F. Lennon, receiver in the Receivership Cases, and his successors and assigns.

          (30) "Receivership Cases" means: (i) the case of Securities and
                                                           --------------
Exchange Commission v. Capital Consultants, LLC, et al. (Case 00-1290-KI) and
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(ii) the case of Elaine L. Chao, Secretary of Department of Labor v. Capital
                 -----------------------------------------------------------
Consultants, LLC, et al. (Case No. 00-1291-KI, each pending in the United States
------------------------
District Court, District of Oregon.

          (31) "Related Persons" shall have the meaning set forth in Section 8.4 below.

          (32) "Released Party" shall have the meaning set forth in Section 6.4(4) below.

          (33) "right, title and interest" in and to the Assets means any claim to ownership, constructive trust, equitable lien or other claim of right, title or interest that an Investor or Seller could claim to have with respect to an Asset or portion thereof but excluding direct tort claims or other claims not of a derivative nature such as claims of securities fraud.

          (34) "Sale Order" means a written order signed and entered by the Court in the Receivership Cases, which shall: (i) approve the sale of Seller's, CCL's and/or Investors' right, title and interest in and to the Assets to Buyer on the terms and conditions set forth herein free and clear of all liens, claims, encumbrances, security interests, and rights of ownership by or of any other party, (ii) provide that the Court shall retain jurisdiction over all matters arising from or relating to the Sale Order; and (iii) be substantially in the form of Exhibit E hereto.
               ----------------

          (35) "Seller" means the Receiver in the Receivership Cases acting on behalf of CCL and the Investors.

          (36) "Seller's Account" means the following described bank account:

               Wells Fargo Bank
               Loan Portfolio Proceeds Money Market
               Account No. 2902732615

          (37) "Termination Notice" shall have the meaning set forth in Section
2.1 below.

     1.2. Number. Whenever a word defined in Section 1.1 in its singular form is
          ------
used in this Agreement in its plural form, it retains its defined meaning and refers to more than one, but not necessarily all, unless the context of its usage indicates otherwise. Whenever a word defined in Section 1.1 in its plural form is used in this Agreement in its singular form, it retains its defined meaning and refers to one, unless the context of its usage indicates otherwise.

     1.3. Incorporations. Schedule I, Schedule II, Exhibit A, Exhibit B, Exhibit
          --------------
C, Exhibit D and Exhibit E as attached to this Agreement are incorporated herein by reference.

2.   DEPOSIT.

     2.1. First Deposit. Not less than five (5) days prior to execution of this
          -------------
Agreement by the Seller and the Buyer, Buyer has deposited Five Hundred Thousand Dollars ($500,000.00) (the "Deposit") in a mutually agreed-upon interest bearing segregated escrow account (the "Deposit Escrow Account") in the name of Seller. The Deposit and all interest accrued thereon shall be applicable to the Purchase Price and shall be non-refundable unless (a) the Court fails to enter the Sale Order or (b) Seller breaches this Agreement and such breach remains uncured after notice from Buyer and the failure of Seller to cure within thirty (30) from date of Buyer's notice.

     2.2. Evidence of Sufficient Funds. Buyer shall provide Seller with written
          ----------------------------
evidence acceptable to Seller in its reasonable discretion not later than 5 days prior to the Auction that Buyer has cash or other immediately available funds to pay the Purchase Price.

3.   SALE AND PURCHASE.

     3.1.  Sale and Purchase. At the Closing, the Seller without recourse and
           -----------------
without representation or warranty, express or implied (except to the extent representations and warranties are expressly set forth in this Agreement) will sell to the Buyer, transfer, assign, set over and convey and the Buyer will purchase from the Seller, all of the Seller's, CCL's and the Investors' right, title and interest, if any, in and to the Assets and all Escrow Accounts, Files and Documents (excluding Excluded Documents) associated therewith, for the consideration and on the terms and conditions set forth in this Agreement.

     3.2.  Closing. The Closing will be held on the Closing Date at CCL's
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office, 2300 SW First Avenue, Portland, Oregon, or at such other time and place or in such other manner as may be mutually agreed upon by the Seller and the Buyer.

     3.3.  Payment of Purchase Price. At or before the Closing, the Purchase
           -------------------------
Price will be paid as follows: (A) by the Buyer depositing in the Seller's Account an amount ("Payment Amount")equal to the Purchase Price (less the Deposit and less any adjustments made prior to Closing in accordance with
Section 3.6 below), by the wire transfer of collected funds received prior to 11:00 a.m. (Pacific Standard Time), and (B) by the Seller applying the Deposit to the payment of the balance of the Purchase Price.

     3.4.  Conditions to Closing. The obligations of Seller and Buyer to close
           ---------------------
the sale of the Assets contemplated hereby is subject to satisfaction or waiver of the conditions of Seller and Buyer set forth below (collectively, the "Conditions"):

     (1) Conditions to Seller's Obligations (each of which may be waived at Seller's election):

          (a) The Court shall have approved the form of this Agreement no later than November 23, 2001;

          (b) Entry of the Sale Order on or before January 31, 2002, provided that such Sale Order has not been stayed as of the Closing;

          (c) Deposit by Buyer of the Deposit into the Deposit Escrow Account as contemplated herein;

          (d) Compliance by Buyer with any applicable securities laws and other regulatory requirements;

          (e) Satisfaction of any other restrictions which are not able to be overcome by issuance of the Sale Order by the Court;

          (f) As of the Closing Date, Buyer shall have timely performed all of the obligations required to be performed by Buyer pursuant to this Agreement; and

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          (g) The representations and warranties of Buyer set forth in Section
          6.2 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

     (2) Conditions to Buyer's Obligations (each of which may be waived at Buyer's election):

          (a) Entry of the Sale Order on or before January 31, 2002, provided that such Sale Order has not been stayed as of the Closing;

          (b) Compliance by Buyer with any applicable securities laws and other regulatory requirements;

          (c) As of the Closing Date, Seller shall have timely performed all of the obligations required to be performed by Seller pursuant to this Agreement; and

          (d) The representations and warranties of Seller set forth in Section
          6.1 shall be true and correct in all material respects as of the Closing Date.

     3.5. Transfer Of Assets, Notes And Documents.
          ---------------------------------------

          (1) Transfer. Subject to the Seller's prior receipt of the Purchase
              --------
Price and satisfaction of all of the conditions to Seller's obligations set forth in Section 3.4(1) above, at the Closing the Seller will (a) assign all of Seller's, CCL's and Investors' right, title and interest in and to the Assets and all Escrow Accounts, Files and Documents (excluding the Excluded Documents) associated therewith, (b) endorse, without recourse, and deliver to the Buyer the Notes, and (c) deliver to the Buyer all of the Documents and Files. Each Note will be endorsed by a separate allonge substantially in the form of Exhibit
                                                                         -------
A, and all of Seller's, CCL's and Investors' right, title and interest in and to
-
the Assets and Documents will be assigned by an assignment substantially in the form of Exhibit B, provided however, that each recorded mortgage, deed of trust
        ---------
and assignment of leases and rents in which Seller, CCL and/or the Investors is the named beneficiary will be assigned by an assignment substantially in the form of Exhibit C.
        ---------

          (2) Filing And Recording. As soon as practical after the Closing (but
              --------------------
in no event later than 60 days after the Closing Date), the Buyer will file and record (as is appropriate) with the appropriate governmental authorities all of the assignments delivered by the Seller pursuant to Section 3.5(1), and simultaneously with such filing and recording, the Buyer will pay all transfer, filing and recording fees and taxes applicable thereto or to the transactions evidenced thereby other than Seller's income taxes, if any.

     3.6. Adjustments.
          -----------

          (1) Amounts Received Prior To Closing. Seller shall be entitled to
              ---------------------------------
retain all amounts received by the Seller prior to the Closing with respect to the Assets. The Payment Amount will be decreased by all amounts received by the Seller with respect to the Loans on and after the Cutoff Date on a dollar-for-dollar basis except to the extent Seller receives a payment that was due and owing prior to the Cutoff Date pursuant to the Documents evidencing a Loan, and such payment is not applicable to either principal or interest due under the Loan, e.g., a late payment fee, penalty or charge or expense reimbursement.

          (2) Final Adjustments. The Seller will use its commercially reasonable
              -----------------
efforts to provide the Buyer with accurate information necessary to compute the Purchase Price and to make the adjustments provided for by this Section 3.6. It is recognized, however, that payments may have been deposited directly into accounts of the Seller for which the Seller will not obtain an accounting for several days after the Closing and that some checks taken in payment may not be honored. Within 15 days following the Closing, the Seller will account to the Buyer for all payments under the Notes and the Documents that were received by the Seller and not taken into account in computing the adjustment to the Purchase Price pursuant to this Section 3.6 or for which checks were not honored, and within 25 days following the Closing, the Seller or the Buyer will make a remedial payment to the other of them, as is appropriate.

          (3) Misdirected Payments. If the Seller or the Buyer receives a
              --------------------
payment under any Asset or Document that, according to the provisions of this Agreement, belongs to the other of them, it will promptly pay such amount to the other of them, without interest on such payment.

          (4) Adjustments to Purchase Price. Within sixty (60) days after the
              -----------------------------
Closing the Seller may recalculate the Purchase Price due to misapplied payments, unapplied payments and accounting errors, and will notify the Buyer of the adjusted Purchase Price (the "Adjusted Purchase Price") resulting from such recalculation. If the Adjusted Purchase Price is greater than the Purchase Price paid by the Buyer, the Buyer will pay the difference to the Seller within thirty
(30) days after the Seller notifies the Buyer of the Adjusted Purchase Price, and if the Adjusted Purchase Price is less than the Purchase Price paid by the Buyer, the Seller will refund the difference to the Buyer within thirty (30) days after the Seller notifies the Buyer of the Adjusted Purchase Price.

     3.7. Transfer Of Files. Subject to the Seller's prior receipt of the
          -----------------
Purchase Price, at the Closing the Seller will deliver to the Buyer all of the Files. Buyer may defer delivery of the Files by Seller, upon request made by Buyer at any time prior to the Closing Date, for a period of not more than thirty (30) days following the Closing Date. The Files delivered to the Buyer will consist of all originals (as opposed to copies) in the Seller's possession or reasonable control. The Buyer will notify the Seller prior to the Closing Date of the address and the method of shipment for the delivery of the Files, and will tender to the Seller at the Closing an amount sufficient to cover the costs of delivery by such method. From and after delivery of the File(s) to Buyer, Seller shall have no responsibility therefor.

     3.8. Goodbye Letters. At the Closing, the Seller will sign a written notice
          ---------------
of the sale of each Note to the Buyer, substantially in the form of Exhibit D.
                                                                    ---------
At the Buyer's own cost, the Buyer may mail such notices by first class mail to the obligors of the Notes promptly after the Closing, at the last known addresses of record of such obligors.

     3.9. Other Documentation. On the written request of the Buyer, and subject
          -------------------
to obtaining any required governmental and required third-party approvals, the Seller will sign and deliver to the Buyer such other agreements, instruments and documents as are reasonably necessary to convey or perfect the Buyer's right, title and interest in the Assets, the Notes, the Documents and the Files (excluding the Excluded Documents) as contemplated by this Agreement at no additional cost or expense to Seller. Each such agreement, instrument or document must be prepared by the Buyer and tendered to the Seller on or before the 120th day following the Closing Date, and must be in a form and of a content reasonably satisfactory to the Seller. At the request of the Seller, each such agreement, instrument or document will specifically state in bold letters as follows: THIS DOCUMENT IS MADE WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY NATURE, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH (IF AT ALL) IN THE PURCHASE AND SALE AGREEMENT DATED JANUARY 24, 2002, BETWEEN BUYER AND THOMAS F. LENNON, RECEIVER OF CAPITAL CONSULTANTS, LLC IN THE CASES OF SECURITIES AND EXCHANGE COMMISSION
                                            ----------------------------------
V. CAPITAL CONSULTANTS, LLC, ET. AL. (CASE NO. 00-1290-KI) AND ELAINE L. CHAO,
------------------------------------                           --------------
SECRETARY OF DEPARTMENT OF LABOR V. CAPITAL CONSULTANTS, LLC, ET. AL. (CASE NO.
---------------------------------------------------------------------
00-1291-KI) PENDING IN THE UNITED STATES DISTRICT COURT, DISTRICT OF OREGON, AS SELLER. The Seller will not have any obligation, express or implied, to sign or deliver any such agreement, instrument or document not tendered to the Seller on or before the 60th day following the Closing Date, and the Buyer hereby releases the Seller from any such obligation that might otherwise exist.

     3.10. Modification of the Documents. Until this Agreement is terminated or
           -----------------------------
until the Buyer defaults under or breaches this Agreement, the Seller will not amend, modify or discharge any of the Assets or the Documents, nor may the Seller release any obligor of any of the Loans or any collateral securing any of the Assets, without the prior written consent of the Buyer, except as provided by Section 3.12(1) below.

    3.11.  Post-Closing Collections.
           ------------------------

          (1) Amounts Received After Closing. Any payment received by the Seller
              ------------------------------
subsequent to the Closing will belong to the Buyer, and the Seller will remit each such payment to the Buyer within thirty (30) days after receipt (without interest thereon), with negotiable instruments being endorsed where possible by the Seller without recourse and without warranties.

          (2) Post-Closing Collections of Items Received Prior to Closing. The
              -----------------------------------------------------------
Seller and the Buyer agree that the Seller retains the right to collect on any and all checks or other negotiable instruments which represent payments of principal, interest or any fees or other charges relating to any of the Assets, which payments were (i) received by Seller prior to the Cut-Off Date and reflected in the unpaid principal balances stated on Schedule I, or (ii) received by the Seller during the period on or after the Cut-Off Date and prior to or on the Closing Date and for which an adjustment to the Payment Amount was made pursuant to Section 3.3 above, regardless of whether such checks or other negotiable instruments are collected prior to, on or after the Closing Date. To the extent such payments were received by Seller prior to the Cut-Off Date but were not reflected in the unpaid principal balances stated on Schedule I, there shall be an adjustment to the Payment Amount pursuant to Section 3.3 above.

    3.12. Servicing. The Assets are being sold to the Buyer on a
          ---------
servicing-released basis, except for any Asset which is a participated Asset and as to which the Seller is not the present servicer pursuant to the respective participation agreement. As of the Closing, and except as provided in the preceding sentence, all rights, obligations, liabilities and responsibilities with respect to the servicing of the Assets will pass to the Buyer. The Seller will have no obligation to perform any servicing activities with respect to any Asset from and after the Closing Date, except for any obligation required by law. The Buyer will have no right to communicate with any obligor, the Seller's employees or attorneys and/or any third party which may have provided any information or appraisals to the Seller or otherwise taken any action with respect to any obligor, until after the Closing.

          (1) Interim Servicing/Buyer Bound. Between the Effective Date of this
              -----------------------------
Agreement and the Closing, the Seller will continue to service the Assets to the extent Seller was the servicer of the Assets prior to the Effective Date hereof, including the monitoring and maintenance of Uniform Commercial Code filings and continuations, and in connection therewith, the Seller will have the right to, among other things, postpone any pending foreclosure sale until after the Closing or complete any foreclosure proceeding and transfer the rights therein and in any foreclosed collateral to the Buyer on the Closing Date. Notwithstanding the provisions of Section 3.10 above, the Buyer will be bound by the actions taken by the Seller prior to the Closing Date. Seller will use reasonable efforts consistent with past practice to meet or toll any material proof of claim, discharge, limitation, notice, hearing, trial, penalty or payment date or any other material deadline in connection with the Assets after the date of this Agreement so as to minimize the adverse effect on the Assets taken as a whole if Seller failed to so act.

          (2) Servicer Requirements. The Buyer will be responsible for complying
              ---------------------
with all state and federal laws, if any, with respect to ownership and/or servicing of any of the Assets from and after the Closing Date, including without limitation, the obligation to notify any obligor or guarantor of the transfer of servicing rights from the Seller to the Buyer.

          (3) Escrow Accounts. The Buyer and the Seller will promptly comply
              ---------------
with all applicable laws, statutes, rules and regulations of all federal, state, local, governmental or quasi-governmental entities or authorities having jurisdiction with respect to the transfer of the Escrow Accounts, and the Buyer assumes on the Closing Date the Escrow Accounts held by the Seller and all obligations and duties with respect to the establishment, holding and management of the Escrow Accounts. Seller shall transfer to Buyer that sum of money held by Seller as of the Closing Date which represents collected and undisbursed escrow payments. Seller makes no warranties or representation, of any kind or nature, as to the sufficiency of this sum to discharge any obligations related in any manner to the escrow obligation, as to the accuracy of this sum, or as to the propriety of any previous disbursements or payments from any escrow account.

    3.13. Borrower Claims and Counterclaims. As set forth in Section 6.3 below,
          ---------------------------------
but subject to the representations and warranties of Seller set forth in Section
6.1 below, as set forth in Section 6.3 below, the Assets are being sold to Buyer "As-Is, Where-Is, With All Faults" free and clear of all security interests, liens, claims, encumbrances, and rights of ownership by, or of any other party, except as otherwise provided in Section 6.1(3). Further, the Loans are being sold free and clear of any claims, counterclaims, set off or offset claims by borrowers and/or guarantors against Seller unrelated to a Loan. However, the Loans are being sold subject to all defenses including recoupment claims and rights that borrowers and/or guarantors may assert as to the Loans up to the outstanding balance of the Loans. However, if any borrower and/or guarantor has asserted a claim relating to a Loan for an amount in excess of the outstanding Loan balance ("Excess Claim") (it being understood and agreed that the amount in excess of the outstanding Loan balance is the "Excess Amount" with respect to "Excess Claims"), Seller shall defend including by asserting that borrower and/or guarantor must have timely filed a proof of claim in the Receivership Cases for such Excess Claims. Seller will be responsible for defending against such Excess Claims (but only as to the Excess Amount of such Excess Claims) as part of the summary claims process. Seller shall not settle any Excess Claims (as to the Excess Amount) on any basis that would compromise the Buyer's efforts to collect upon or otherwise enforce the Loans without the written consent of the Buyer, which shall not be unreasonably withheld. Seller has previously provided Buyer with copies of (i) all claims filed in the Receivership Cases in response to the Order Establishing Bar Date for Submitting Proofs of Claim against CCL entered on August 27, 2001 and a copy of such Order and (ii) the Order Authorizing Summary Claims Procedure entered by the Court in the Receivership Cases on February 16, 2001. Buyer shall not settle any Loan obligations without obtaining a release of Seller, in his capacity as Receiver, with respect to any related Excess Claim. Seller and Buyer shall reasonably cooperate in opposing any claims that include Excess Claims. In connection with the defense of such Excess Claims the parties shall reasonably cooperate with each other and commit reasonable resources in providing a joint defense to such claims based on the size of the Excess Amount.

4. DUE DILIGENCE. Buyer understands, acknowledges and agrees that Buyer has had the right, at its sole cost and expense, to perform its due diligence of the Assets including, but not limited to:

     (1)  Reviewing all of the Documents and Files;

     (2) Reviewing, inspecting and evaluating all collateral in the possession of Seller purportedly securing the Assets;

     (3) Performing public records searches to confirm owners, encumbrances, liens and lien positions;

     (4) Reviewing all materials, proposals, litigation files, insurance policies and claims and documents associated with the Claims; and

     (5) Reviewing the Order Authorizing Summary Claims Procedure entered on February 16, 2001; the Order Establishing Bar Date for Submitting Proofs of Claim against CCL entered on August 27, 2001; and the claims filed in connection therewith.

     Buyer has completed its due diligence review of the Assets and the transactions contemplated by this Agreement and the obligations of the parties hereunder are not subject to, or conditioned upon, any further due diligence or other review of the Assets.

5.   TRANSACTION COSTS.

     5.1. The Seller's Costs. The Seller will pay all of the fees and costs
          ------------------
incurred by the Seller concerning this Agreement and the transactions contemplated by it, including all fees and costs of Seller associated with obtaining the Sale Order.

     5.2. The Buyer's Costs. The Buyer will pay all of the fees and costs
          -----------------
incurred by the Buyer concerning this Agreement and the transactions contemplated by it, including without limitation, all transfer and recording fees and taxes (excluding Seller's income taxes, if any) and all costs of its due diligence investigations.

6.   WARRANTIES, REPRESENTATIONS, COVENANTS AND DISCLAIMERS.

     6.1. Representations By Seller. On the Closing Date, the Seller shall
          -------------------------
represent and warrant to the Buyer as follows:

          (1) Authorization. Based on the Sale Order, the Receiver has full
              -------------
power and authority to execute and deliver this Agreement and the agreements, instruments and documents to be executed and delivered by the Seller pursuant to this Agreement and to perform its obligations hereunder,

          (2) Enforceability. Based on the Sale Order, when executed and
              --------------
delivered by the Seller, this Agreement and each agreement, instrument or document to be executed and delivered by the Seller pursuant to this Agreement will constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their provisions, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity, provided, however, that this Agreement and each such other agreement, instrument or document (as applicable) is also executed and delivered by all other persons provided to be parties thereto, if any.

          (3) Title. Based solely on the Sale Order, the Seller, CCL or the
              -----
Investors, as applicable, has good and marketable title to the Assets. When assigned or negotiated by the Seller to the Buyer pursuant to this Agreement and in accordance with the Sale Order, the Assets, the Notes and the Documents will be free and clear of all security interests, liens, claims, encumbrances and rights of ownership by or of any other party, except for sales, use and transfer tax liens pertaining to the transactions contemplated by this Agreement. Further, the Loans are being sold free and clear of any claims, counterclaims, set off or offset claims by borrowers and/or guarantors against Seller unrelated to a Loan.

          (4) Settlements. Since the Cutoff Date, the Receiver has not settled,
              -----------
compromised, or released any of the parties to the Loans with respect to any Claims, and has not entered into any covenants not to sue binding upon the Buyer.

          (5) Unpaid Principal Balances. To the best of the Receiver's
              -------------------------
knowledge, the unpaid principal balances of the Loans (excluding any claimed reduction thereto by reason of defenses, counterclaims or offsets that borrower may claim to be entitled to of any nature other than on account of cash payments) are materially the same as stated on Schedule I after taking into account any payments that were received by the Seller between the Cutoff Date and the Closing Date and which were applied to reduce the unpaid principal balances of the Loans pursuant to the terms of the Documents and pursuant to Section 3.6 above, shall reduce the Purchase Price.

     6.2. Representations, Covenants and Agreements By The Buyer. The Buyer
          ------------------------------------------------------
represents and warrants to the Seller as follows:

          (1) Organization. The Buyer is a limited partnership duly organized
              ------------
and in good standing under the laws of ______________ and has full power and authority to execute and deliver this Agreement and the agreements, instruments and documents to be executed and delivered by the Buyer pursuant to this Agreement and to perform its obligations hereunder, without contravening any covenant or obligation binding on it or its property and without obtaining the consent or approval of any body or person, whose consent or approval has not been obtained.

          (2) Enforceability. When executed and delivered by the Buyer, this
              --------------
Agreement and each agreement, instrument or document to be executed and delivered by the Buyer pursuant to this Agreement will constitute the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with their provisions, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity, provided however, that this Agreement and each such other agreement, instrument or document (as applicable) is also executed and delivered by all other persons that are parties thereto, if any.

          (3) Sophisticated Investor. The Buyer is a sophisticated investor
              ----------------------
experienced in the type of transactions contemplated by this Agreement and in the collection of delinquent debt, has sufficient information concerning the Assets, Notes, Documents and related Files in order to make an informed decision to enter into this Agreement and the transactions contemplated hereby, and is not in a disparate bargaining position with respect to the Seller.

          (4) Access. The Buyer has been given adequate access and opportunity
              ------
to inspect, analyze and evaluate the Assets, Notes, Documents, Files and to conduct other investigations, including but not limited to, the due diligence investigation provided for in Section 4 above, that the Buyer has deemed necessary, and the Buyer will close the transactions contemplated by this Agreement based on such inspection, analysis, evaluation and investigations and not in reliance (in whole or in part) on any representation, warranty or covenant by the Seller, its employees agents, attorneys or representatives, express or implied, that is not specifically set forth in this Agreement.

          (5) Independent Evaluation. Buyer is an "accredited investor" as that
              ----------------------
term is defined by the Securities Act of 1933, as amended. In conjunction with its attorneys and advisors, the Buyer has made its own independent evaluation of each aspect of the transactions contemplated by this Agreement and the Assets, Notes, Documents, and related Files including without limitation: (a) the validity and enforceability of the Loans, the Equities, the Claims, the Notes and the Documents, (b) the existence of, title to, liens and encumbrances on, physical condition of and the value of any purported collateral for the Assets, the Notes and the Documents, and (c) the compliance of any such purported collateral with laws, ordinances, governmental rules and regulations, and obligations owed to and conditions in favor of third-parties, including without limitation, zoning regulations, building codes, restrictive covenants, easements, licenses, and those pertaining to environmental matters, hydrocarbons, hazardous or toxic materials, and underground storage tanks.

          (6)  ERISA. The Buyer is not (a) an employee benefit plan that is
               -----
subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or (b) an employee benefit plan that is subject to ERISA, and the transactions contemplated by this Agreement do not violate the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

          (7)  Distribution. The Buyer is not purchasing the Assets in
               ------------
contemplation of, or for re-sale in connection with, any distribution, private placement or public offering of the Assets, the Notes, the Documents or any part thereof or interest therein, that would violate any law or governmental rule or regulation, in any manner.

          (8)  Financial Condition of Buyer. Buyer represents and warrants that
               ----------------------------
it has sufficient assets and that its financial condition is such that it can pay the Purchase Price in cash at the Closing as contemplated by this Agreement. Buyer will provide Seller with appropriate documentation as Seller requests to evidence its financial condition both at the Effective Date, and from time to time, up to and including the Closing.

          (9)  No Collusion. Neither Buyer nor any of its officers, directors,
               ------------
shareholders, agents, representatives, employees or parties in interest (i) has in any way colluded, conspired, connived or agreed, directly or indirectly, with any other firm or person to submit a collusive or sham offer to purchase the Assets, or any offer other than a bona fide offer, or (ii) has, in any manner, directly or indirectly, sought by agreement or collusion or communication or conference with any other firm or person to fix the price or prices, or to fix any overhead, profit or cost element of the Purchase Price or to secure any advantages against Seller.

          (10) Excluded Documents. Buyer understands that the Excluded Documents
               ------------------
may be missing or may have been removed from the File(s). The Excluded Documents may include significant and material information which, if made known to Buyer, could have a material, significant direct or indirect impact upon perceived, apparent or actual value of the Assets. Buyer agrees, acknowledges, confirms and understands that the Excluded Documents might, directly or indirectly, relate to or impact upon the perceived, apparent or actual (i) value, (ii) merits, (iii) risks, and/or (iv) hazards inherent with respect to the Assets. The risk that such Excluded Documents might be pertinent in order to make an informed decision with respect to the perceived, apparent or actual (i) value, (ii) merits, (iii) risks, and/or (iv) hazards associated with, or with respect to or in connection with the Assets are accepted by Buyer as a risk of entering into this Agreement. The risk that the Excluded Documents might be pertinent to Buyer in order for Buyer to make an informed decision with respect to the actual, apparent, or perceived value of the Assets shall be borne by Buyer. It is the express intention and understanding between Seller and Buyer that the Excluded Documents are not to be sold, transferred, assigned or conveyed by Seller to Buyer, and Buyer shall at no time ask for, seek or be provided access to any or all of such Excluded Documents.

          (11) Disclosure. Buyer acknowledges that (a) Seller may be in
               ----------
possession of material, nonpublic oral information and/or material nonpublic information included within the Excluded Documents regarding the Assets, including but not limited to, the issuers of the Equities and/or the Loans, their financial condition, results of operations, businesses, properties, assets, liabilities, management, projections, appraisals, plans and prospects, as well as information regarding the claims of creditors of such issuers; (b) such information may be materially adverse to the interests of Buyer; and (c) if Buyer were in possession of some or all of such information Buyer might not purchase any or all of the Assets pursuant to this Agreement. Buyer also acknowledges and agrees that Seller shall have no obligation to disclose to Buyer any of the information referred to in the preceding sentence except as set forth in Section 4 above. Seller acknowledges and agrees that it has a duty to provide found Documents to Buyer during the existence of the Receivership. In addition, Seller shall use reasonable efforts to maintain Original Loan Documents in the Files prior to the Closing. In that regard, Seller shall provide Buyer with a complete list of Original Loan Documents in the Files as of a specified date and attach such list (the "List of Original Loan Documents") as a Schedule hereto. If, notwithstanding the Receiver's reasonable efforts, one or more of the documents in the List of Original Loan Documents is missing at the Closing, then Seller will execute all documents reasonably necessary for Buyer to enforce the obligations under the missing Original Loan Documents pursuant to
Section 6.5 herein.

          (12) Nondisclosure. Each of Buyer and Seller is in full compliance
               -------------
with its respective obligations under the terms of any Confidentiality Agreement executed by Buyer to review the information made available by Seller or its personnel, agents, representatives or independent contractors to all potential bidder(s) for the Assets, and the terms thereof are hereby incorporated herein subject to Buyer's ownership rights and interests acquired by Buyer hereunder.

          (13) Identity. Buyer is a "United States person" within the meaning of
               --------
Paragraph 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

          (14) Insured Loan. If the Loans transferred pursuant to this Agreement
               ------------
are insured or guaranteed by any insurer or guarantor, including, without limitations, the United States Department of Housing and Urban Development or any other department or agency of any governmental unit, federal, state or local, or private mortgage insurer, Buyer represents that Buyer has been approved by such agency, insurer or guarantor and is an approved lender or mortgagee, as appropriate, if such approval is required. If Buyer has not been so approved, Buyer recognizes and acknowledges that any such insurance or guarantees may be terminated. With respect to any trust deed(s) or Loans as to which such insurance or guaranty is in full force and effect on the date of this Agreement, Buyer agrees to assume all of Seller's obligations under the contract of insurance with respect to the period after the Closing Date. Buyer agrees to indemnify and hold Seller harmless from and against any claims of breach of such insurance obligation to the extent that such breach is alleged to occur on or after the Closing Date. Buyer and Seller agree to cooperate as necessary to complete forms required by the insuring party to effect or complete the transfer to Buyer.

          (15) Investment Representation. Buyer is knowledgeable, sophisticated
               -------------------------
and experienced in business and financial matters that enable it to evaluate the merits and risks of the transactions contemplated by the Agreement; Buyer has previously invested in assets similar to the Assets and fully understands the risks associated with Buyer's investment in the Assets; and Buyer is able to bear the economic risk of its investment in the Assets and is presently able to afford the complete loss of such investment. Buyer is not purchasing the Assets with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act of 1933, as amended or otherwise) of the Assets or any portion thereof in any transaction that would be in violation of any laws, including but not limited to, the securities laws of the United States of America or any State thereof. Buyer acknowledges that the Assets may have limited or no liquidity and it has the financial capability to hold the Assets for an indefinite period of time.

     6.3. Disclaimers. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET FORTH
          -----------
IN THIS AGREEMENT, SELLER HAS NOT MADE OR GIVEN, DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS ANY STATEMENTS, OPINIONS, ADVICE, GUARANTIES, PROMISES, COVENANTS, AGREEMENTS, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR CHARACTER, WRITTEN OR ORAL, PAST, PRESENT OR FUTURE, CONCERNING ANY OF THE ASSETS, OR THE MARKETABILITY, VALUE, NATURE, QUALITY OR CONDITION OF OR ANY USES TO WHICH THE ASSETS MAY OR MAY NOT BE PUT, INCLUDING BUT NOT LIMITED TO (A) THE CONDITION OR TITLE TO THE ASSETS; (B) THE NATURE OR PHYSICAL CONDITION OF THE ASSETS; (C) THE INCOME OR EXPENSES, GENERATED, PAID OR INCURRED IN CONNECTION WITH THE ASSETS; (D) THE SUITABILITY, SALEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE OF THE ASSETS BY BUYER; (E) THE CONFORMITY OF THE ASSETS WITH ANY APPLICABLE LAWS, RULES OR REGULATIONS; (F) THE VALIDITY, PRIORITY OR PERFECTION OF ANY COLLATERAL DOCUMENT; (G) THE STATE OF TITLE, PRIORITY OF LIENS, ZONING, TAX CONSEQUENCES, PHYSICAL CONDITION, UTILITY CAPACITY OR COMMITMENT FOR UTILITY CAPACITY, OPERATING HISTORY OR PROJECTIONS, VALUATIONS, LOCATION, USE, QUALITY, DESCRIPTION, DURABILITY OR (H) THE NECESSITY OF BUYER TO OBTAIN ANY NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR BUYER'S INTENDED USE OF THE ASSETS.

          BUYER ACKNOWLEDGES FOR BUYER AND BUYER'S SUCCESSORS AND ASSIGNS, (A) THAT BUYER HAS BEEN GIVEN A REASONABLE OPPORTUNITY TO INSPECT AND INVESTIGATE THE ASSETS, EITHER INDEPENDENTLY OR THROUGH AGENTS OF BUYER'S CHOOSING AND (B) THAT BUYER IS ACQUIRING THE ASSETS BASED UPON BUYER'S OWN INVESTIGATION AND INSPECTION THEREOF. BUYER AGREES THAT THE ASSETS SHALL BE SOLD AND THAT BUYER SHALL ACCEPT POSSESSION OF THE ASSETS WITHIN THIRTY (30) DAYS OF THE DATE OF THE CLOSING IN THEIR "AS-IS, WHERE-IS, WITH ALL FAULTS" CONDITION WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE AND THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, SUCH SALE SHALL BE WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. EXCEPT AS THE SAME MAY BE SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE SELLER DISCLAIMS ALL REPRESENTATIONS, WARRANTIES AND COVENANTS OF EVERY NATURE WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WITH RESPECT TO: MERCHANTABILITY;

NEGOTIABILITY; STATUS AS A HOLDER IN DUE COURSE; CREDITWORTHINESS OF ANY MAKER, ACCOMMODATION PARTY, ENDORSER, GUARANTOR, OR OTHER OBLIGOR UNDER OR WITH RESPECT TO ANY LOAN, NOTE OR DOCUMENT; EXISTENCE, CONDITION, HABITABILITY, MERCHANTABILITY, MARKETABILITY, FREEDOM FROM TITLE DEFECTS, DELINQUENCY, PAYMENT HISTORY, OR VALUE OF ANY COLLATERAL FOR ANY LOAN, NOTE, EQUITY, DOCUMENT OR OTHER ASSET; COMPLIANCE OF ANY COLLATERAL WITH ANY LAW, INCLUDING ANY USURY LAWS, GOVERNMENTAL REGULATION, RESTRICTIVE COVENANT, INCLUDING WITHOUT LIMITATION, ZONING ORDINANCES, BUILDING CODES, HEALTH REGULATIONS, USE AND SET BACK RESTRICTIONS, AND THOSE PERTAINING TO HAZARDOUS, TOXIC OR SIMILAR MATERIALS; EXISTENCE OR NAMED PAYEE OF ANY INSURANCE OR THE VALIDITY OF ANY CERTIFICATE OF INSURANCE WITH RESPECT TO ANY COLLATERAL FOR ANY LOAN, NOTE , EQUITY, DOCUMENT OR OTHER ASSET OR ON THE LIFE OF ANY PERSON LIABLE FOR ANY OBLIGATION UNDER OR WITH RESPECT TO ANY LOAN, NOTE, EQUITY, DOCUMENT OR OTHER ASSET; BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE ASSETS WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND OTHER THAN AS SPECIFICALLY SET FORTH IN SECTION 6.1, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT CERTAIN EXCLUDED DOCUMENTS MAY HAVE BEEN OMITTED OR REMOVED FROM THE FILE(S). BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SUCH EXCLUDED DOCUMENTS WHICH SELLER MAY HAVE REMOVED FROM THE LOAN FILE(S), IF DISCLOSED TO BUYER, COULD HAVE AN IMPACT UPON AND AFFECT, AMONG OTHER THINGS, THE DECISION OF BUYER TO PURCHASE THE ASSETS, THE ACTUAL OR PERCEIVED VALUE OF THE ASSETS, AND THE ULTIMATE RECOVERY OF THE ASSETS. EFFECTIVENESS OR ENFORCEABILITY OF ANY LOAN, NOTE, EQUITY, DOCUMENT OR OTHER ASSET IN ACCORDANCE WITH ITS TERMS OR OTHERWISE; COMPLETENESS OF ANY FILE; GENUINENESS AND COMPLETENESS OF ANY ITEM IN ANY FILE AND ANY OTHER MATTERS CONCERNING THE ASSETS.

          BY INITIALING BELOW, BUYER HEREBY WAIVES THE PROVISIONS OF ANY STATUTE OR BODY OF LAWS IN OREGON OR ANY OTHER JURISDICTION IN CONNECTION WITH THE MATTERS WHICH ARE SUBJECT TO THE ACKNOWLEDGMENTS, WAIVERS AND RELEASES CONTAINED IN THIS SECTION 6.3.

          BUYER'S INITIALS.           ____________________

     6.4. Post-Closing Covenants of Buyer.
          -------------------------------

          (1) IRS Reporting. The Buyer agrees to submit all IRS forms and
              -------------
information returns for all Assets transferred to the Buyer pursuant to this Agreement for the full calendar year in which the Closing occurs and thereafter.

          (2) Files and Records. The Buyer agrees to abide by all applicable
              -----------------
state and federal laws, rules and regulations regarding the handling and maintenance of all documents and records relating to the Assets, including without limitation, the length of time such documents and records are to be retained. The Buyer further agrees: (a) to allow the Seller the continuing right to use, inspect and make extracts from or copies of any such documents or records during normal business hours on the Seller's reasonable notice to the Buyer for any lawful purpose at Seller's cost; (b) to allow the Seller the possession, custody and use of original documents for any lawful purpose and on reasonable terms and conditions including Seller's duty to reasonably safeguard such original documents while such documents are in Seller's actual possession; and (c) to give reasonable notice to the Seller of the Buyer's intent to destroy or dispose of any documents or files and to allow the Seller, at its own expense, to recover the same from the Buyer.

          (3) Notices of Claims. The Buyer will promptly notify the Seller of
              -----------------
any claim, threatened claim or litigation against the Seller or its predecessors that comes to the Buyer's attention and that relates to any Asset.

          (4) Release of Seller. The Buyer agrees that it will not renew,
              -----------------
extend, renegotiate, compromise, settle or release any Loan or Note or any right of the Buyer founded on or growing out of this Agreement, except on payment in full thereof, unless all obligors on said Loan or Note or right first release and discharge the Seller and its predecessor(s), attorneys, agents and assigns (each a "Released Party") from all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses which any such obligor may have against any such Released Party arising from or growing out of the Note.

          (5) Assets in Litigation. With respect to any Asset which is the
              --------------------
subject of any type of pending litigation, the Buyer will notify the Seller at the address provided in Section 10.2 within sixty (60) days after the Closing of the name of the attorney selected by the Buyer to represent the Buyer's interest in the litigation. The Buyer will, within sixty (60) days after the Closing, notify the clerk of the court and all counsel of record that ownership of the Asset was transferred from the Seller to the Buyer. The Buyer will have its attorney file appropriate pleadings with the court within sixty (60) days after the Closing substituting the Buyer's attorney for the Seller's attorney and also removing the Seller as a party to the litigation and substituting the Buyer as the real party in interest. Should the Buyer fail to comply with the provisions of this Section 6.(5) within the applicable time period, the Seller may, at its option, dismiss with or without prejudice, or withdraw from, any such pending litigation. The Buyer agrees to reimburse the Seller, on demand, for the Seller's legal expenses (including without limitation, reasonable attorneys' fees) in such litigation in the event Buyer breaches its obligations hereunder.

          (6) Assets in Bankruptcy. In accordance with Bankruptcy Rule 3001(c),
              --------------------
the Buyer agrees to take all actions necessary to file within sixty (60) days after the Closing: (1) proofs of claim in pending bankruptcy cases involving any Assets for which a proof of claim has not already been filed, and (2) evidence of the terms of the purchase of the Assets with the appropriate bankruptcy court in cases in which proofs of claim have been filed. The Buyer will prepare and provide to the Seller within sixty (60) days after the Closing, an assignment of claim and affidavit in the form required by the respective bankruptcy court, for each Asset which is in bankruptcy as of the Closing. The Buyer releases the Seller from any claim, demand, suit or cause of action that the Buyer may have as a result of the Seller's failure to file any such proofs of claim, and the Buyer further agrees to reimburse the Seller for any cost or expense incurred by the Seller as a result of the Buyer's failure to file an assignment of claim and affidavit as required by this Section 6.4(6).

     6.5. Further Assurances. From time to time, upon the request of either
          ------------------
party, the other party agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under any applicable laws including, but not limited to, executing, acknowledging and delivering such documents as may be necessary to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable.

7. USE OF SELLER'S NAME. The Buyer will not in any manner (directly or impliedly) use the Seller's name or the originating institution's name or any name deceptively similar to that of the Seller or the originating institution, including without limitation, in making, maintaining or prosecuting any claim, in any civil action or foreclosure proceeding, before any administrative agency, or in any manner which could mislead any person with respect to the Seller having any right, title or interest in, to or under any of the Assets.

8.   INDEMNITIES AND REMEDIES.

     8.1. Indemnification By Buyer. The Buyer will indemnify and hold harmless
          ------------------------
the Seller from all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses (including without limitation, reasonable attorneys' fees) arising out of or pertaining to:
(1) any claim brought by a third party under or with respect to any of the Assets, arising from or relating to actions (or failure to act or omissions) by, on behalf of, or at the request of Buyer or any of its agents, representatives, officers, directors or employees after the Closing; and (2) any material misrepresentation or breach of any warranty made by the Buyer in or pursuant to this Agreement or any agreement, instrument, document or other writing executed by the Buyer in favor of the Seller in connection with this transaction.

     8.2. Buyer's Default. If the Buyer fails to consummate the purchase of the
          ---------------
Assets pursuant to this Agreement on or before the Closing Date or fails to perform any of the Buyer's other obligations under this Agreement either prior to or on the Closing Date, or breaches any other agreement, including any Confidentiality Agreement, relating to the subject matter hereof, by and between the Buyer and the Seller for any reason, then the Seller may seek specific performance of this Agreement by the Buyer and/or exercise any other right or remedy which the Seller may have at law or in equity. In such event the Buyer will indemnify and hold harmless the Seller from all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses (including without limitation, reasonable attorneys' fees) arising out of or pertaining to such default by the Buyer. As an alternative, the Seller may elect, in its sole and absolute discretion, by giving written notice to the Buyer, to terminate this Agreement and retain the Deposit, free of any claims of the Buyer or any other person or entity with respect thereto, after which termination neither party will have any further rights or obligations under this Agreement. Any such election by the Seller will be in full liquidation of all damages suffered by the Seller and will be the sole and exclusive remedy of the Seller with respect to such default by the Buyer. The Buyer acknowledges that the Seller will suffer damages in the event of such a default, that the amount of such damages would be difficult to determine, and that the amount of the Deposit is a reasonable amount for such damages. In the absence of such an election by the Seller, all other remedies of the Seller are cumulative and not exclusive of any other remedy available to the Seller, whether pursuant to this Agreement or available to the Seller at law or in equity. Buyer may eliminate Seller's election hereunder, by increasing the Deposit to a total of $5 million no later than five (5) days prior to the Auction, in which event the Seller's sole and exclusive remedy for Buyer's breach shall be retention of Buyer's Deposit as liquidated damages.

     8.3. Seller's Default. If the Seller fails to consummate the sale of the
          ----------------
Assets pursuant to this Agreement on or before the Closing Date or fails to perform any of the Seller's other obligations under this Agreement either prior to or on the Closing Date then the Buyer's sole remedy shall be to terminate this Agreement and the return of the Deposit(s) to the extent paid to the date of termination by Buyer in full liquidation of all damages suffered by Buyer and as Buyer's sole and exclusive remedy with respect to such default by Seller.

     8.4. Buyer's Release of Claims. Except as otherwise specifically provided
          -------------------------
in this Agreement, the Buyer releases and forever discharges the Seller and its agents, representatives, servants, directors, officers, members, employees, shareholders, successors, assigns and affiliates (collectively the "Related Persons") of and from any and all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses that the Buyer now has or may in the future have against the Seller and/or any Related Person in any manner on account of, arising out of, or related to the Assets.

     8.5. Limitations On Damages. Neither the Seller nor the Buyer will be
          ----------------------
entitled to any consequential, incidental, special or exemplary damages arising out of or pertaining to any breach of this Agreement or of any agreement, instrument or document delivered pursuant to this Agreement.

9. COMPLIANCE WITH LAWS. The Seller and the Buyer, at their sole cost and expense, will make all filings and reports and send all notices necessary to comply with all laws and rules and regulations of any governmental authority, concerning the transactions contemplated by this Agreement.

10. BROKERS. The Seller and the Buyer represent and warrant to each other that it did not engage any finder, broker, or intermediary with respect to this Agreement or the transactions contemplated hereby or directly or indirectly cause any finder's fee, commission or other compensation or expense reimbursement to become owing to any third-party with respect to this Agreement or the transactions contemplated hereby. The Seller and the Buyer will defend, indemnify and hold harmless the other of them from all demands, claims, causes of action, losses, damages, liabilities, obligations, remedies, penalties, costs and expenses (including without limitation, reasonable attorneys' fees) with respect to its breach of its representations and warranties set forth in this
Section 10.

11.  NOTICES.

     11.1. Writing Required. All notices and communications required or
           ----------------
permitted under this Agreement must be in writing and will be deemed to have been sufficiently given or made on actual receipt during normal business hours (or if received other than during normal business hours, on the beginning of the next business day) by the intended recipient (regardless of the manner of delivery, including without limitation, by telecopier, facsimile, delivery service, mail or hand delivery); provided however, that a notice or other communication sent by U.S. mail will be deemed to have been received on the third business day following the depositing thereof in the U.S. mails, first class postage prepaid, and addressed to the intended recipient at the address set forth in this Section 11.

     11.2. Addresses. Notice and communications required or permitted pursuant
           ---------
under this Agreement will be delivered at the following addresses:

           If to the Buyer:

                    To:                 MTGLQ Investors, LP
                                        c/o Goldman Sachs Mortgage Company
                                        85 Broad Street
                                        New York, NY 10004
                                        Fax: 212-902-1828

                    With a Copy to:     Leon Simson, Esq.
                                        Ball Janick LLP
                                        101 SW Main, Suite 1100
                                        Portland, OR 97204
                                        Fax: (503) 295-1058

           If to the Seller:

                    To:                 Thomas F. Lennon, Receiver
                                        Capital Consultants, LLC
                                        2300 SW First Avenue
                                        Portland, OR 97201
                                        Fax: (503) 241-0448
                                                 and
                                        7777 Alvarado Road, Suite 712
                                        La Mesa, CA 91941
                                        Fax: (619) 465-9288

           With a copy to:

                                        David L. Osias, Esq.
                                        Allen Matkins Leck Gamble & Mallory LLP
                                        501 W. Broadway, Suite 900
                                        San Diego, CA 92101
                                        Fax: (619) 233-1158

     11.3. Changes.  The Seller and the Buyer may change their respective
           -------
addresses set forth in Section 11.2, by a written notice of such change to the other of them that is delivered at least 10 days prior to the effective date of such change.

12.  [INTENTIONALLY OMITTED].
      ------------------------

13.  GENERAL PROVISIONS.

     13.1. Time.  Time is of the essence hereof.
           ----

     13.2. Entire Agreement. This Agreement, the Exhibits and Schedules hereto
           ----------------
contain the entire understanding and agreement between the Seller and the Buyer and supersedes all prior understandings, agreements, warranties, representations and communications between the Seller and the Buyer with respect to the subject matter hereof, except for the Confidentiality Agreements by and between the Seller and the Buyer.

     13.3. Amendments. This Agreement can be amended only by a writing signed by
           ----------
the Seller and the Buyer.

     13.4. Survival. Subject to any limitations set forth in this Agreement, all
           --------
representations, warranties, indemnities and covenants of the Seller and the Buyer will survive the Closing for a period of one (1) year and the execution and delivery of all agreements, instruments and documents executed or delivered pursuant to this Agreement, without being merged into the same.

     13.5. Assignments. Neither the Seller nor the Buyer may assign this
           -----------
Agreement or any right hereunder without the prior written consent of the other party. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to an assignee in which Buyer controls and owns at least a seventy-five percent (75%) ownership interest. It shall be a condition to any assignment permitted pursuant hereto that the proposed assignee execute such documents as Seller may require, including, without limitation, a confidentiality agreement acceptable to Seller and an assumption agreement acceptable Seller which shall in no event relieve Buyer of any liability or obligation hereunder.

     13.6. Third-Party Beneficiaries. This Agreement is for the sole benefit of
           -------------------------
the Seller and the Buyer and their successors and permitted assigns. Neither this Agreement nor the transactions contemplated by this Agreement or any agreement, instrument or document created, signed or delivered pursuant hereto will create in any other person any right, benefit or interest or estop the Seller or the Buyer with respect to any of the Assets, Notes, the Documents or any amount payable pursuant thereto or otherwise.

     13.7. Construction. This Agreement will be construed without reference as
           ------------
to who prepared it.

     13.8. Controlling Law; Jurisdiction; Venue. THIS AGREEMENT WILL BE GOVERNED
           ------------------------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON AND FEDERAL RECEIVERSHIP LAW, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS THEREOF. THE

U.S. DISTRICT COURT, FOR THE DISTRICT OF OREGON SHALL RETAIN JURISDICTION TO ENFORCE THE PROVISIONS OF THIS AGREEMENT, THE PROCESS ORDER, THE SALE ORDER AND THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS IN ALL RESPECTS, AND TO ADJUDICATE ANY DISPUTES THAT MAY ARISE IN THE FUTURE WITH RESPECT TO SAME.

     13.9.  Waiver Of Jury. EACH OF THE SELLER AND THE BUYER VOLUNTARILY AND
            --------------
IRREVOCABLY WAIVES ANY CONSTITUTIONAL OR OTHER RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION ASSERTED IN ANY CIVIL ACTION BY OR AGAINST THE OTHER OF THEM, CONCERNING THIS AGREEMENT, ANY AGREEMENT, INSTRUMENT OR DOCUMENT DELIVERED OR TO BE DELIVERED PURSUANT TO THIS AGREEMENT, ANY ACT OR FAILURE TO ACT WITH RESPECT TO THIS AGREEMENT OR ANY SUCH AGREEMENT, INSTRUMENT OR DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHETHER SUCH CLAIM OR CAUSE OF ACTION ARISES UNDER CONTRACT, IN TORT OR OTHERWISE.

     13.10. Binding Effect. This Agreement will be binding on the Seller and the
            --------------
Buyer and will enure to the benefit of their successors and permitted assigns.

     13.11. Headings. The Section and other headings contained in this Agreement
            --------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.12. Expenses. Except as otherwise expressly provided herein, each party
            --------
to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

     13.13. Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

     13.14. Facsimile Signatures. Any signature page delivered by a fax machine
            --------------------
or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

     Dated January 24, 2002.

                                            CAPITAL CONSULTANTS, LLC,
Buyer:                                      an Oregon limited liability company

MTGLQ Investors, LP, a limited partnership

By: /s/ Jed Schaefer                         By: /s/ Thomas F. Lennon
   -----------------                             --------------------
Name: Jed Schaefer                           Name:  Thomas F. Lennon
Title: Attorney-in-Fact____________________  Title: Receiver

                                   SCHEDULE I
                                   ----------

                              Description Of Loans

                                                                                                         As of 9/15/01
   Loan                                                                                                    Principal
   No.    Borrower                                      Interest Rate                                      Balance
   --     --------                                      -------------                                      -------
PRIVATE DEBT
   3002   Homer Williams                                 15%                                            $   318,047.00
   3671   Homer Williams                                 17%                                            $   600,000.00
   4091   Ambitech Inc                                   6.50%                                          $   135,466.72
   5173   Schott/Reinmuth                                Prime + 5%                                     $ 1,200,000.00
   5269   Oregon Auto Center II                          17%                                            $   973,708.52
   8915   Glen Grodem                                    Prime                                          $   100,000.00
   8916   Rembold Trusts Inc./Piacentini                 Prime                                          $   600,000.00

 Subtotal Private Debt                                                                                  $ 3,927,222.24
    7
PRIVATE DEBT WITH EQUITY KICKER
   2551   Azumano Travel Service                         13.50%                                         $ 1,502,619.79
   3961   Watershed Holdings                             12%                                            $ 3,500,000.00
   3962   Reinmuth/Schott/Gallarda                       0%                                             $    51,500.00
   5098   Hamlin Gourmet Foods                           0%                                             $   162,832.98

 Subtotal Private Debt -with Equity Kicker                                                              $ 5,216,952.77
    4
LOANS WITH ADDITIONAL COLLATERAL
   2512   Cascade General                                9%                                             $   433,333.39
   3092   Pacific Gateway/Azumano                        Prime + 5%                                     $   600,000.00
   4072   Broken Top Associates                          Prime + 4%                                     $ 4,315,635.07
   4802   Oregon Auto Center                             Prime + 4%                                     $ 2,600,000.00
   4831   Pacific States                                 Prime + 5%                                     $ 2,123,000.00
   5251   Washington Alder                               Prime + 3.35%                                  $19,763,500.00
   5265   A & G Precision Parts LLC                      Prime + 5%                                     $ 4,120,000.00
   5275   Bayside, Ltd.                                  Prime + 5%                                     $30,564,085.00
   5321   Calafate                                       Prime + 5%                                     $ 5,390,000.00

 Subtotal Loans with Additional Cash/Other Collateral                                                   $69,909,553.46
    9
REAL ESTATE MORTGAGES
   2111   Marine Finance Corp/Astoria Metals             Prime + 3.35%                                  $ 2,562,742.88
   3561   Rest Haven Memorial Assoc                      10% - 1st 5 years (September 2001)             $   471,002.18
   4112   Zelinsky & Abrams                              ARM adjusts every 6 months (Cap 1%)            $   127,075.43
   4121   Zelinsky & Abrams                              ARM adjusts every 6 months (Cap 1%)            $   103,966.58
   4716   Stephen Shohet                                 ARM adjusts every 6 months (Cap 1%)            $   460,414.39
   4727   Paul Schmitt                                   ARM adjusts every 3 months (Cap .5%)           $   197,000.31
   4738   AAA Commercial Leasing                         ARM adjusts every 3 months (Cap .5%)           $   166,708.87
   4794   Homer Williams                                 10.35%                                         $   107,103.94
   5032   Lerner & Gillary                               ARM adjusts every 3 months (Cap .5%)           $   180,326.97
   5043   Chan, Et Al                                    ARM adjusts every 3 months (Cap .5%)           $   436,704.00
   5205   Heine & Bettencourt                            ARM adjusts every 3 months (Cap .5%)           $   341,114.92
   5267   Lovejoy Center Inc.                            9.75%                                          $   573,325.89
   5285   Wu                                             ARM adjusts every 5 Yrs (Cap 5%)               $   664,107.46
   5289   Johnson                                        ARM adjusts every 5 Yrs (Cap 5%)               $   222,036.17

  5291   Parkway Properties           ARM adjusts every 5 Yrs (Cap 5%)       $    440,479.43
  5311   Foti                         ARM adjusts every 3 months (Cap .5%)   $    434,705.36
  5313   Bowman Family Trust          ARM adjusts every 5 Yrs (Cap 5%)       $    401,641.03
  5315   3620 Investors               ARM adjusts every 3 months (Cap .5%)   $    453,196.22
  5317   TSE                          ARM adjusts every 3 months (Cap .5%)   $    281,160.85
  5323   Lembi LLC                    ARM adjusts every 5 Yrs (Cap 5%)       $    190,954.58
  5327   Beta Rho Alumni Assoc        9.00%                                  $    947,421.50
  6511   Robert Kreutzer              10%                                    $    139,147.47
  6801   Gresham Transfer             10.50%                                 $    129,793.96
  7471   Frank Light                  10%                                    $     28,330.12
  8762   Governor Hotel Assoc         9%                                     $  9,385,444.15
  8851   Miller/Brams                 10.25%                                 $    195,706.95
  9241   Forum Investors              9.75%                                  $  1,900,996.07
  9284   Forest Park Estates           Prime + 5%, adjusted quarterly        $    137,923.56
  9621   Crossings Aviation           12%                                    $  1,219,662.64

Subtotal  RE Mortgages                                                       $ 22,900,193.88
   29
OTHER

  9842   Yellowstone Theatre          8.00%                                  $  3,227,124.18
  7931   Governor Hotel               0%                                     $  6,285,866.90
  2462   Astoria Metals/Doug Watson   8.25%                                  $     43,838.45

Subtotal  Other                                                              $  9,556,829.53
  3

AUTO
  3388   Brooks Financial #7          Prime + 3%                             $  4,921,780.45
  3440   Beacon Financial #7          Prime + 3%                             $  3,366,668.59
  3745   Beacon Financial #5          Prime + 3%                             $  3,375,116.02
  4215   Beacon Financial #3          Prime + 3%                             $  3,795,496.07
  4618   Beacon Financial #4          Prime + 3%                             $ 10,559,003.15
  5142   Beacon Financial #6          Prime + 3%                             $  3,377,391.60
  5208   Creditmart                   Prime + 3.75%                          $  3,265,219.18
  5273   Creditmart #2                Prime + 3.75%                          $    539,871.46
  5283   Creditmart #3                Prime + 3.75%                          $    430,457.38
  5299   Creditmart #4                Prime + 3.75%                          $    554,521.79
  5305   Creditmart #5                Prime + 3.75%                          $    725,935.56
  5307   Creditmart #6                Prime + 3.75%                          $    898,800.93
  5309   Creditmart #7                Prime + 3.75%                          $  1,037,978.37
  5325   Brooks Financial #1          Prime + 3%                             $  3,338,616.04
  5329   Brooks Financial #2          Prime + 3%                             $  4,026,636.67
  5335   Brooks Financial #3          Prime + 3%                             $  3,580,268.83
  5337   Brooks Financial #4          Prime + 3%                             $  3,808,956.93
  5339   Brooks Financial #5          Prime + 3%                             $  4,261,044.24
  5347   Brooks Financial #6          Prime + 3%                             $  3,717,851.73
  5351   Beacon Financial #1          Prime + 3%                             $ 11,931,262.39

  Subtotal Other                                                             $ 71,512,877.38

TOTAL                                                                        $183,023,629.26


                                   SCHEDULE I

            ERRATA TO SCHEDULE 1 TO OVERBID PURCHASE AGREEMENT BY AND
           ----------------------------------------------------------
     BETWEEN MTGLQ INVESTORS, LP AND THOMAS F. LENNON, RECEIVER FOR CAPITAL
     ----------------------------------------------------------------------
                                CONSULTANTS, LLC
                                ----------------

Subsequent to the execution of the definitive Purchase and Sale Agreement By and Between MTGLQ Investors, LP, a limited partnership, and Thomas F. Lennon, Receiver for Capital Consultants, LLC, an Oregon limited liability company, et al. dated October 31, 2001 ("Purchase Agreement"), it was discovered that the following immaterial discrepancies exist between the loan balances as of September 15, 2001 reflected in Schedule I to the Purchase Agreement and the actual loan balances as of that date:

Real Estate Mortgages:
---------------------

(1)      Loan No.: 4716
         Borrower: Stephen Shohet

               Schedule I reflects that the ARM adjusts every six (6) months as of September 15, 2001. In fact, the ARM adjusts every three (3) months.

(2)      Loan No.: 5291
         Borrower: Parkway Properties

               Schedule I reflects a loan balance as of September 15, 2001 of $440,479.43. In fact, the loan was paid off in August 2001. The balance at date of payoff was $440,145.32.

(3)      Loan No.: 6801
         Borrower: Gresham Transfer

               Schedule I reflects a loan balance as of September 15, 2001 of $129,793.96. In fact, the loan was paid off in August 2001. The balance at date of payoff was $127,152.93.

Private Debt
------------

(1)      Loan No.: 5269
         Borrower: Oregon Auto Center II

               Schedule I reflects a loan balance as of September 15, 2001 of $973,708.52. In fact, the loan balance as of that date was $973,658.52.

                                   ERRATA TO
                                   SCHEDULE I

                                   SCHEDULE II

BUYER SHALL ACQUIRE ALL OF SELLER'S, CCL'S OR INVESTORS' RIGHT, TITLE AND INTEREST IN THE FOLLOWING ENTITIES, WHETHER SUCH INTEREST IS BY WAY OF COMMON STOCK, PREFERRED STOCK, MEMBERSHIP INTEREST, PARTNERSHIP INTEREST, WARRANT OR OTHERWISE:

1.   A-FEM MEDICAL CORPORATION

2.   EOH SALEM HOLDING LLC

3.   EOH CORVALLIS HOLDING LLC

4.   EOH PORTLAND HOLDING LLC

5.   AMERICAN PHYSICIANS NETWORK

6.   RESQNET.COM INC.

7.   EVI CORPORATION

8.   EVI CORPORATION

9.   EXPERT SYSTEMS PUBLISHING

10.  PROFESSIONAL SPORTS & ENTERTAINMENT ASSOCIATION OF TENNESSEE, L.P.

                                   SCHEDULE II

                                    EXHIBIT A
                                    ---------

                                     ALLONGE

         This allonge is made with respect to the following described promissory note:

         Original
         Principal
         Amount:      $

         Dated:

         Named
         Payee(s):

         Maker(s):

         Pay to the order of __________________________, WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY NATURE, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH (IF AT ALL) IN THE PURCHASE AND SALE AGREEMENT DATED ____________________, BETWEEN THOMAS F. LENNON, RECEIVER OF CAPITAL CONSULTANTS, LLC, AN OREGON LIMITED LIABILITY COMPANY IN THE CASES OF SECURITIES AND EXCHANGE
                                                         -----------------------
COMMISSION V. CAPITAL CONSULTANTS, LLC, ET. AL. (CASE NO. 00-1290-KI) AND ELAINE
-----------------------------------------------                           ------
L. CHAO, SECRETARY OF DEPARTMENT OF LABOR V. CAPITAL CONSULTANTS, LLC, ET. AL.
------------------------------------------------------------------------------
(CASE NO. 00-1291-KI) PENDING IN THE UNITED STATES DISTRICT COURT, DISTRICT OF OREGON, AS SELLER, AND MTGLQ INVESTORS, LP, AS BUYER.

         Dated:____________________


                                          CAPITAL CONSULTANTS, LLC,
                                          an Oregon limited liability company



                                          By:
                                             ----------------------------------
                                          Name:  Thomas F. Lennon
                                          Title:  Receiver

                                   EXHIBIT A

                                    EXHIBIT B
                                    ---------

                                   ASSIGNMENT
                                   ----------

         Thomas F. Lennon, Receiver of Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v.
                                          -------------------------------------
Capital Consultants, LLC, et. al. (Case No. 00-1290-KI) and Elaine L. Chao,
---------------------------------                           ---------------
Secretary of Department of Labor v. Capital Consultants, LLC, et. al. (Case No.
---------------------------------------------------------------------
00-1291-KI) pending in the United States District Court, District of Oregon ("Assignor"), in consideration of Ten Dollars ($10.00) and other valuable consideration (the receipt and sufficiency of which are acknowledged), hereby sells, grants, assigns, transfers and conveys to MTLGQ Investors, LP ("Assignee"), all of Assignor's right, title and interest, if any (whether now owned or hereafter acquired), in, to and under the following described properties, rights and interests: (a) the Loans; (b) the Documents; (c) all of Assignor's rights and privileges available under the Loans and the Documents on and after the Closing Date; and (d) all amounts owing to Assignor as of the Closing Date under the Loans and the Documents (regardless of whether such amounts are then due or payable), including without limitation, all accrued and unpaid interest, fees and costs. The capitalized terms used above have the meanings set forth below:

               "Closing Date" means _____________.
                ------------

               "Loans" means collectively all of the loans and other
                -----
indebtedness referred to in Schedule I.

               "Documents" means with respect to each of the Loans: (1) all
                ---------
written contracts, agreements, instruments and documents relating to such Loan;
(2) all written security agreements, pledge agreements, financing statements, mortgages, deeds of trust, assignments of leases and/or rents, and other writings creating, evidencing or perfecting liens, security interests, pledges, hypothecations or other encumbrances securing such Loan; (3) all written guaranties of or indemnification agreements relating to such Loan; (4) all certificates of title, insurance policies, stock certificates, certificates of deposit, certificates of membership interests, certificates of partnership interests and other agreements, instruments or documents securing such Loan; (5) all other collateral in the possession of Assignor securing such Loan; (6) all written disbursement and payment histories relating to such Loan; and (7) all written amendments, assignments, extensions and reinstatements of and all supplements to any of the items listed in (1) through (4) above.

         This General Assignment is made WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY NATURE, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH (IF AT ALL) IN THE PURCHASE AND SALE AGREEMENT DATED _____________ ___, 200_, BETWEEN THOMAS F. LENNON, RECEIVER OF CAPITAL CONSULTANTS, LLC, AN OREGON LIMITED LIABILITY COMPANY IN THE CASES OF SECURITIES AND EXCHANGE COMMISSION V.
                                          -------------------------------------
CAPITAL CONSULTANTS, LLC, ET. AL. (CASE NO. 00-1290-KI) AND ELAINE L. CHAO,
---------------------------------                           ---------------
SECRETARY OF DEPARTMENT OF LABOR V. CAPITAL CONSULTANTS, LLC, ET. AL. (CASE NO.
---------------------------------------------------------------------
00-

                                   EXHIBIT B

1291-KI) PENDING IN THE UNITED STATES DISTRICT COURT, DISTRICT OF OREGON, AS SELLER, AND _________________________, AS BUYER.

         IN WITNESS WHEREOF, Assignor has executed and delivered this General Assignment.

         Dated:____________________

                                          CAPITAL CONSULTANTS, LLC,
                                          an Oregon limited liability company



                                          By:
                                             -----------------------------------
                                          Name: Thomas F. Lennon
                                          Title: Receiver

                                   EXHIBIT B

                                    EXHIBIT C
                                    ---------

[TO BE MODIFIED AS NECESSARY BASED UPON
RECORDING REQUIREMENTS OF STATE WHERE
THE PROPERTY IS LOCATED]

RECORDING REQUESTED BY
AND PLEASE RETURN TO:

______________________
______________________
______________________
______________________




________________________________________________________________________________
                                        This Space For Recording Office Use Only

                                   ASSIGNMENT

         Thomas F. Lennon, Receiver of Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v.
                                          -------------------------------------
Capital Consultants, LLC, et. al. (Case No. 00-1290-KI) and Elaine L. Chao,
--------------------------------                            ---------------
Secretary of Department of Labor v. Capital Consultants, LLC, et. al. (Case No.
--------------------------------------------------------------------
00-1291-KI) pending in the United States District Court, District of Oregon ("Assignor"), in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, hereby sells, grants, assigns, transfers and conveys to ___________________ ("Assignee"), with a mailing address at _____________________________________,
Attn: ________________________, all of Assignor's right, title and interest, if any, now owned or hereafter acquired, in, to and under the following described mortgage, deed of trust, collateral assignment, other encumbrance or subordination agreement (as applicable):

       [insert description of instrument, including recording information]

as amended, assigned and/or supplemented by the following described instrument(s):

       [insert description of instrument, including recording information]

         To have and to hold unto Assignee, its successor and assigns forever.

         This Assignment is made WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY OF ANY NATURE, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH (IF AT ALL) IN THE PURCHASE AND SALE AGREEMENT DATED __________________, BETWEEN THOMAS F. LENNON, RECEIVER OF CAPITAL CONSULTANTS, LLC, AN OREGON LIMITED LIABILITY COMPANY IN THE CASES OF SECURITIES AND EXCHANGE COMMISSION V. CAPITAL
                        ---------------------------------------------
CONSULTANTS, LLC, ET. AL. (CASE NO. 00-1290-KI) AND ELAINE L. CHAO, SECRETARY OF
------------------------                        --------------------------------

                                   EXHIBIT C

DEPARTMENT OF LABOR V. CAPITAL CONSULTANTS, LLC, ET. AL. (CASE NO. 00-1291-KI)
-------------------------------------------------------
PENDING IN THE UNITED STATES DISTRICT COURT, DISTRICT OF OREGON, AS SELLER, AND _____________________________, AS BUYER.

         IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment.

Dated _______________.

                                            CAPITAL CONSULTANTS, LLC,
                                            an Oregon limited liability company

Witness (if required):                      By:____________________________
                                            Name:  Thomas F. Lennon
___________________________                 Title:  Receiver



                                    EXHIBIT C

STATE OF _______________      )
                              ) ss.
COUNTY OF ______________      )


         On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared Thomas F. Lennon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                             ___________________________________
                                             Notary Public in and for said State


(SEAL)

                                   EXHIBIT C

                                    EXHIBIT D

                             [letterhead of Seller]

                                     [date]

[name and
address of debtor]

          Re: Loan evidenced by a $__________ promissory note dated _________, made payable to the order of ____________________ by ___________________, [and held by ______________________________.

Dear [name of debtor]:

         ___________________________, has transferred all of its right, title and interest (if any) in and to the above referenced promissory note and all collateral for this note to _____________________.

         After your receipt of this notice, you should send all payments with respect to this loan as follows:

                            _________________________

                            _________________________

                            _________________________

         Any questions that you have should be addressed to [insert name, address and telephone number of Buyer's contact person].

                                             Sincerely yours,


                                             [name]

                                             [title]

                                    EXHIBIT D

                                    EXHIBIT E
                                    ---------


                               FORM OF SALE ORDER





















                                   EXHIBIT E

                       SCHEDULE OF ORIGINAL LOAN DOCUMENTS
                       PURSUANT TO SECTION 6.2(11) OF THAT
                        CERTAIN OVERBID PURCHASE CONTRACT
                             DATED JANUARY 24, 2002

Loan Name: Cascade General, Inc. - Loan No. 2512
------------------------------------------------
 .  Promissory Note dated 4/6/98 in the amount of $2,000,000.
   (Supercedes and replaces the Note dated 3/25/97)
 .  Promissory Note dated 3/25/97 in the amount of $13,645,000.
   (Amends and restates the Note dated 10/21/94)
 .  Promissory Note dated 10/21/94 in the amount of $8,645,000.
 .  Guaranty dated 10/21/94 by Ponderosa Acquisition Corporation
 .  Stock Pledge Agreement dated 10/21/94 by Ponderosa Acquisition
   Corporation
 .  Collateral Escrow Deposit Agreement dated 10/21/94
 .  Invoice Confirmation Agreement dated 10/94 between Cascade General,
   Inc., Capital and Yergen and Meyer
 .  Line of Credit Partial Subordination Agreement dated 3/20/95
 .  Security Agreement and Collateral Assignment of Accounts Receivable
   Contract Rights and Claims Proceeds dated 10/21/94
 .  Amended Security Agreement and Collateral Assignment of Contract Rights
   and Claims Proceeds dated 4/6/98
 .  Amendment to Loan Documents (Cascade General 1998 Note) dated 8/15/01
 .  Fifth Loan Modification Agreement (Cascade General Insured Line of
   Credit) dated 4/6/98
 .  Fourth Loan Modification Agreement dated 8/6/97
 .  Third Amendment to Loan Documents dated 3/25/97
 .  Second Loan Modification Agreement dated 8/16/95
 .  Loan Modification Agreement dated 3/20/95
 .  Loan Agreement Accounts Receivable Financing dated 10/21/94

Loan Name: Azumano Travel, Inc. and Pacific Gateway, Inc. - Loan No. 2551
-------------------------------------------------------------------------
 .  Promissory Note dated 12/23/94 in the amount of $1,200,000
 .  Loan Agreement dated 12/23/94
 .  Security Agreement and Stock Pledge dated 2/3/97 by Azumano Travel
   Service, Inc. (formerly known as Azumano Travel, Inc.)
 .  Security Agreement and Stock Pledge dated 12/23/94 by Azumano Travel
   Inc.
 . Security Agreement and Stock Pledge dated 12/23/94 by Azumano Holding, Inc. . Confirmation of Guarantee dated 8/31/98 by Sho Dozono
 .  Confirmation of Guarantee dated 3/13/98 by Sho Dozono
 .  Confirmation of Guarantee dated 8/16/97 by Sho Dozono

 .   Confirmation of Guarantee dated 2/3/97 by Sho Dozono

 .   Confirmation of Guaranty dated 3/15/95 by Sho Dozono

 .   Guarantee dated 12/23/94 by Sho Dozono

 .   Stock Certificate No. 1 for 100 shares of Pacific Gateway, Inc. and assignment endorsed in blank dated 12/23/94

 .   Stock Certificate No. 15 for 333.33 shares of Azumano Travel Service, Inc.
    and assignment endorsed in blank dated 2/3/97

 .   Stock Certificate No. 1 for 1,000 shares of Azumano Travel, Inc. and assignment endorsed in blank dated 12/23/94

 .   Sixth Amendment to Loan Documents dated 8/31/98

 .   Fifth Amendment to Loan Documents dated 3/13/98

 .   Fourth Amendment to Loan Documents dated 8/16/97

 .   Third Amendment to Loan Documents dated 5/5/97

 .   Second Amendment to Loan Documents dated 2/3/97

 .   First Amendment to Loan Documents dated 3/15/95 (2)

Loan Name:  Homer G. Williams - Loan No. 3002
---------------------------------------------
 .   Promissory Note dated 9/29/95 in the amount of $1,050,000

 .   First Amendment to Loan Documents dated 3/25/97

 .   Second Amendment to Loan Documents dated 3/5/98

 .   Assignment and Security Agreement dated 9/29/95

Loan Name:  Azumano Travel Service, Inc., Pacific Gateway, Inc., and Away Travel
--------------------------------------------------------------------------------
Service, Inc. - Loan No. 3092
-----------------------------
 .   Promissory Note dated 3/31/00 in the amount of $1,245,000 (amends and restates Note dated 11/29/95)

 .   Promissory Note dated 11/29/95 in the amount of $400,000

 .   Loan and Security Agreement dated 3/31/00

 .   Confirmation of Amended and Restated Guaranty dated 10/30/01 by Sho Dozono and Loen Dozono

 .   Confirmation of Amended and Restated Guaranty dated 3/30/01 by Sho Dozono and Loen Dozono

 .   Amended and Restated Guaranty by Sho Dozono and Loen Dozono dated 3/31/00

 .   Amended and Restated Guaranty by Sho Dozono dated 7/8/98

 .   Confirmation of Guarantee dated 2/3/97 by Sho Dozono

 .   Confirmation of Guarantee dated 10/8/96 by Sho Dozono

 .   Guarantee dated 11/29/95 by Sho Dozono

 .   Limited Power of Attorney dated 3/31/00

 .   Escrow Deposit Agreement dated 3/31/00

 .    Escrow Deposit Agreement dated 8/26/99

 .    Assignment of Certificate of Deposit dated 11/29/95

 .    Security Agreement, Assignment of Contract Rights and Receivables dated
     11/29/95

 .    Notification Letter of Union Bank of CA dated 4/19/00

 .    CD (expired) from Bank of America

 .    First Amendment to Loan Documents dated 10/8/96

 .    Second Amendment to Loan Documents dated 2/3/97

 .    Third Amendment to Loan Documents dated 7/8/98

 .    Fourth Amendment to Loan Documents dated 3/30/01

 .    Fifth Amendment to Loan Documents dated 10/30/01

Loan Name:  Rest-Haven Memorial Association - Loan No. 3561
-----------------------------------------------------------
 .    Promissory Note dated 7/31/96 in the amount of $500,000

 .    Guarantee dated 7/31/96 by Charles M.B. Wiper, III and Charles Wiper, Inc.

 .    Security Agreement dated 7/31/96

 .    Line of Credit Trust Deed and Security Agreement dated 7/31/96

Loan Name:  Homer G. Williams - Loan No. 3671
---------------------------------------------
 .    Demand Note dated 6/21/96 in the amount of $600,000

 .    Security Agreement dated 6/21/96

Loan Name:  Lovejoy Center, Incorporated - Loan No. 5267
--------------------------------------------------------
 .    Promissory Note dated 8/13/98 in the amount of $610,000

 .    Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing
     dated 8/13/98

 .    Environmental Indemnity dated 8/13/98

 .    Memorandum regarding Insurance dated 8/13/98

 .    Guaranty dated 8/13/98 by Kim Hutchinson, and Trustees of the Helen E.
     Hutchinson Support Trust

 .    Loan Agreement dated 8/28/98

 .    Security Agreement dated 8/28/98

 .    Original Title Policy dated 8/14/98

Loan Name:  Glen Grodem - Loan No. 8915
---------------------------------------
 .    Promissory Note dated 11/20 98 in the amount of $100,000

Loan Name:  Franklin Piacentini and Rembold Trusts, Inc. - Loan No. 8916
------------------------------------------------------------------------
 .    Promissory Note dated 11/24/98 in the amount of $675,000

 .    Notes Promissory Note dated 10/6/98 in the amount of $1,000,000 between
     Joseph E. Weston ("Borrower") and Franklin D. Piacentini ("Lender")

 .    Guaranty Notes Promissory Note ($1M) from Weston Holding Co., L.L.C. in favor of Franklin Piacentini

 .    Security Agreement: General Pledge dated 11/24/98

 .    Settlement Agreement dated 11/24/98

CREDITMART - MASTER LOAN DOCUMENTS
----------------------------------
 .    Pledge and Security Agreement dated 5/15/98

 .    Servicing Agreement dated 5/15/98

 .    Purchase Agreement dated 5/15/98

 .    Master Loan and Security Agreement dated 5/15/98

 .    Custodian Agreement with Bank One Trust dated 6/19/98

 .    Letter Amendment to Custodian Agreement with Bank Trust

 .    Custodian Agreement with Hamilton Bank dated 5/15/98

 .    Stock Power (Assignment separate from Certificate) dated 5/15/98 signed by
     Kenye Echtenthal

 .    Stock Power (Assignment separate from Certificate) dated 5/15/98 signed by
     Norman L. Madan

 .    Stock Power (Assignment separate from Certificate) dated 5/15/98 signed by
     Anne Byer

 .    Stock Power (Assignment separate from Certificate) dated 5/15/98 signed by
     Timothy B. Gamwell

 .    Stock Certificate No. 7 for 25 shares of Florida Auto Finance Corp.

 .    Stock Certificate No. 8 for 6.25 shares of Florida Auto Finance Corp

 .    Stock Certificate No. 4 for 12 1/2shares of Florida Auto Finance Corp

 .    Stock Certificate No. 9 for 6.25 shares of Florida Auto Finance Corp

Loan Name: Creditmart, Inc. - Loan No. 5208
-------------------------------------------
 .    Promissory Note dated 5/15/98 in the amount of $8,591,000

 .    Guaranty dated 5/15/98 by Norman L. Madan, Anne Byer, Kenye Echtenthal and
     Timothy B. Gamwell

 .    Seller's Certificate dated 5/15/98

 .    Borrower's Certificate dated 5/15/98

 .    Escrow Deposit Agreement dated 7/26/99

 .    Assignment dated 5/15/98

Loan Name: Creditmart, Inc. - Loan No. 5273
-------------------------------------------
 .    Promissory Note dated 9/30/98 in the amount of $1,412,000

 .    Confirmation of Guaranty and Stock Pledge dated 9/30/98

 .    Security Agreement dated 9/30/98

 .    Assignment dated 9/28/98

 .    Borrower's Certificate dated 9/28/98

 .    Seller's Certificate dated 9/28/98

Loan Name: Creditmart, Inc. - Loan No. 5283
-------------------------------------------

 .    Promissory Note dated 11/5/98 in the amount of $876,000

 .    Confirmation of Guaranty and Stock Pledge dated 11/5/98

 .    Security Agreement dated 11/5/98

 .    Assignment dated 11/4/98

 .    Borrower's Certificate dated 11/5/98

Loan Name: Creditmart, Inc. - Loan No. 5299
-------------------------------------------

 .    Promissory Note dated 12/2/98 in the amount of $1,550,000

 .    Confirmation of Guaranty and Stock Pledge dated 12/2/98

 .    Security Agreement dated 12/2/98

 .    Assignment dated 12/1/98

 .    Borrower's Certificate dated 12/2/98

 .    Seller's Certificate dated 12/2/98

Loan Name: Creditmart, Inc. - Loan No. 5305
-------------------------------------------

 .    Promissory Note dated 1/13/99 in the amount of $1,419,000

 .    Confirmation of Guaranty and Stock Pledge dated 1/13/99

 .    Security Agreement dated 1/13/99

 .    Assignment dated 1/13/99

 .    Seller's Certificate dated 1/13/99

Loan Name: Creditmart, Inc. - Loan No. 5307
-------------------------------------------

 .    Promissory Note dated 2/15/99 in the amount of $1,626,000

 .    Confirmation of Guaranty and Stock Pledge dated 2/15/99

 .    Security Agreement dated 2/15/99

 .    Assignment dated 2/15/99

 .    Seller's Certificate dated 2/15/99

 .    Borrower's Certificate dated 2/15/99

Loan Name: Creditmart, Inc. - Loan No. 5309
-------------------------------------------

 .    Promissory Note dated 3/22/99 in the amount of $1,772,000

 .    Confirmation of Guaranty and Stock Pledge dated 3/22/99

 .    Security Agreement dated 3/22/99

 .    Assignment dated 3/22/99

 .    Seller's Certificate dated 3/22/99

 .    Borrower's Certificate dated 3/22/99

Loan Name:  Oregon Auto Center, Inc. - Loan #4802
-------------------------------------------------

 .    Secured Promissory Note dated August 1, 1997 in the amount of $2,000,000

 .    First Amendment to Loan Documents dated June 18, 1999

 .    Loan and Security Agreement dated August 1, 1997

 .    Escrow deposit Agreement (Cash Collateral Account) dated June 6, 2000

 .    Escrow deposit Agreement dated August 1, 1997

 .    Lockbox Agreement dated June 8, 1999

 .    Lockbox Agreement dated August 1, 1997

 .    First Amendment to Lockbox Agreement and Escrow deposit Agreement dated
     April 9, 1998

 .    Amended and Restated Guaranty dated 8/1/00 by Reza Lankarani, Farahnaz
     Lankaranifard, Ali Mehkikhan, Deena Lyn Mehdikhan, Brian S. Stanislowski, Luann Stanislowski, Oregon Auto Center II, Inc. and ASR L.L.C.

 .    Guaranty dated June 18, 1999 by Oregon Auto Center II, Inc. and ASR L.L.C.

 .    Confirmation of Guaranty dated June 18, 1999 by Ali Mehkikhan, Reza
     Lankarani and Brian Stanislowski

 .    Guaranty dated August 1, 1997 by Ali R. Mehdikhan, Brian Scott
     Stanislowski, Gholamreza Lankaranifard

 .    Limited Power of Attorney dated August 1, 1997

 .    Stock Power (Assignment Separate from Certificate) dated June 18, 1999 signed by Brian S. Stanislowski

 .    Stock Certificate #10 for 25,000 shares of Oregon Auto Center, Inc.

 .    Stock Power (Assignment Separate from Certificate) dated June 18, 1999 signed by Reza Lankarani

 .    Stock Certificate #9 for 25,000 shares of Oregon Auto Center, Inc.

 .    Stock Power (Assignment Separate from Certificate) dated June 18, 1999 signed by Ali Mehdikhan

 .    Stock Certificate #8 for 50,000 share of Oregon Auto Center, Inc

 .    Pledge and Security Agreement dated June 18, 1999

Loan Name - Oregon Auto Center II, Inc.  - Loan #5269
-----------------------------------------------------

Promissory Note dated August 28, 1998 in the amount of $1,000,000

 .    Stock Power(Assignment Separate from Certificate) dated August 28, 1998 signed by Brian S. Stanislowski

 .    Stock Certificate #2 for 2,250 shares of Oregon Auto Center II, Inc.

 .    Stock Power (Assignment Separate from Certificate) dated August 28, 1998 signed by Reza Lankarani

 .    Stock Certificate #3 for 2,250 shares of Oregon Auto Center II, Inc.

 .    Stock Power (Assignment Separate from Certificate) dated August 28, 1998 signed by Ali Mehdikhan

 .    Stock Certificate #1 for 4,500 share of Oregon Auto Center II, Inc

 .    Stock Power (Assignment Separate from Certificate) dated August 28, 1998 signed by Madjid Okhovat

 .    Stock Certificate #4 for 1,000 share of Oregon Auto Center II, Inc

 .    Guaranty dated August 28, 1998 by Ali Mehkikhan, Gholamreza Lankaranifard,
     Brian S. Stanislowski, Madjid Okhovat and Oregon Auto Center, Inc.

 .    Pledge and Security Agreement dated August 28, 1998

 .    Loan Agreement dated August 28, 1998

Loan Name - Hamlin Gourmet Foods, Inc. - Loan #5098
---------------------------------------------------

 .    Amended and Restated Promissory Note dated September 29, 1999 in the amount of $200,000 (amends and restates Note dated 12/30/97)

 .    Promissory Note dated December 30, 1997 for $200,000

 .    Share Certificate Transfer Endorsement (Assignment Separate from
     Certificate) dated September 29, 1999 signed by Dennis Hamlin

 .    Stock Certificate #2 for 100 share of Hamlin Gourmet Foods, Inc

 .    Warrant to Purchase Common Stock (No. 2) dated September 29, 1999

 .    Warrant to Purchase Common Stock (No. 1) dated December 30, 1997

 .    First Amendment to Loan Documents dated September 29, 1999

 .    Put Agreement dated September 29, 1999

 .    Employment Agreement for Dennis E. Hamlin dated September 29, 1999

 .    Stock Pledge Agreement dated December 30, 1997

 .    Guarantee dated December 30, 1997 by Dennis E. Hamlin

 .    Registration Rights Agreement dated December 30, 1997

 .    Security Agreement dated December 30, 1997

 .    Loan Agreement dated December 30, 1997

 .    Stockholders Affidavit of Lost Certificate by Dennis E. Hamlin.

 .    Consent Resolutions of Sole shareholder and Director of Hamlin Mineral
     Properties Inc., by Dennis E. Hamlin dated 12/30/97.

Loan Name - A & G Precision Parts - Loan #5265
----------------------------------------------

 .    Promissory Note dated August 17, 1998 in the amount of $4,120,000

 .    Loan Agreement dated August 17, 1998

 .    Purchase Agreement dated August 14, 1998

 .    Assignment of Purchase Agreement dated August 17, 1998

 .    Assignment and Security Agreement dated August 17, 1998

 .    Security Agreement dated August 17, 1998

 .    Guaranty dated August 17, 1998 by John M. Brazier, Walter M. Glass, Jr.,
     John P. Raynor, John M. Probandt and Dennis P. Walker

 .    Escrow Deposit Agreement dated August 31, 1999

 .    Consent and Acknowledgment dated 8/14/98

 .    Share Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated August 14, 1998 signed by John M. Probandt

 .    Stock certificate #001 for 2,000 shares of The John M. Probandt Company,
     LLC.

 .    Share Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated August 15, 1998 signed by John P. Raynor

 .    Stock certificate #002 for 2,000 shares of The John M. Probandt Company,
     LLC.

 .    Share Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated August 18, 1998 signed by John M. Brazier

 .    Stock certificate #003 for 2,000 shares of The John M. Probandt Company,
     LLC.

 .    Share Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated August 15, 1998 signed by Walter M. Glass Jr.

 .    Stock certificate #004 for 2,000 shares of The John M. Probandt Company,
     LLC.

 .    Share Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated August 15, 1998 signed by Dennis P. Walker

 .    Stock certificate #005 for 2,000 shares of The John M. Probandt Company,
     LLC.

Loan Name: Broken Top Associates, L.L.C. - Loan No. 4072
--------------------------------------------------------

 .    Promissory Note dated 7/1/97 in the amount of $5,500,000.00.

 .    Guaranty dated 7/1/97 by Homer G. Williams, Joseph E. Weston, Weston
     Holding Company, L.L.C., and HGW, Inc.

 .    Loan Agreement dated 7/1/97

 .    Pledge And Assignment For Security dated 7/1/97

 .    BTC and BTD Assignment and Security Agreement dated 7/1/97

 .    BTA Assignment and Security Agreement dated 7/1/97

 .    Assignment of Purchase Agreement dated 7/1/97

Loan Name: Homer Williams - Loan No. 4794
-----------------------------------------

 .    Promissory Note dated 7/11/97 in the amount of $2,400,000.00.

Loan Name: Pacific States Health & Welfare Trust (formerly known as Teamsters
-----------------------------------------------------------------------------
Misc Employees Health & Welfare Trust Fund) - Loan No. 4831
-----------------------------------------------------------

 .    Promissory Note dated 8/29/97 in the amount of $1,765,000.00.

 .    First Amendment to Loan Documents dated 3/30/98

 .    Second Amendment to Loan Document dated 12/17/98

 .    Escrow Deposit Agreement dated 2/2/00

 .    Loan and Security Agreement dated 8/29/97

 .    Collection Escrow Agreement

Loan Name: Thomas Schott/James Reinmuth - Loan No. 5173
-------------------------------------------------------
 .    Promissory Note dated 2/19/98 in the amount of $1,200,000.00.

 .    First Amendment to Loan Agreement dated 2/19/98

 .    Loan Agreement dated 1/29/98

 .    Certificate of Borrowers dated 2/19/98

Loan Name: Beta Rho Alumni Association - Loan No. 5327
------------------------------------------------------
 .    Promissory Note dated 7/16/99 in the amount of $848,716.00.

 .    Loan Modification Agreement dated 10/28/99

 .    Modification of Deed of Trust dated 10/28/99

 .    Commercial Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated 7/16/99

 .    Subordination Agreement dated 7/16/99

 .    Environmental Agreement dated 7/16/99

 .    Assignment of Plans and Specifications dated 7/16/98

 .    Assignment of Construction Contract dated 7/16/99

 .    Assignment of Permits, Licenses, and Approvals dated 7/16/99

 .    Construction Loan Agreement dated 7/16/99

 .    Policy of Title Insurance dated 7/16/99

Loan Name: Yellowstone Theatre and Film Venture- Loan No. 9842
--------------------------------------------------------------
 .    Promissory Note dated 7/30/93 in the amount of $3,665,000.00.

 .    Deed of Trust and Security Agreement dated 7/30/93

 .    Hazardous Substance Indemnity dated 7/30/93

 .    Guaranty dated 7/30/93 by Jonathan D. Stern and Lewis S. Robinson III

 .    Security Agreement, Assignment of Contract Rights and Receivables dated
     7/30/93

 .    Assignment of Contracts dated 7/30/93

 .    Assignment of Engineer's Agreement dated 7/30/93

 .    Assignment of Construction Contract dated 7/30/93

 .    Assignment of Architect's Agreement and Plans dated 7/30/93

 .    Loan Agreement dated 7/30/93

 .    License Agreement dated 7/30/93

 .    Two (2) Side Letter Agreements dated 8/11/93

 .        Title Policy

Loan Name:   Forest Park Estate - Loan No. 9284
-----------------------------------------------

 .        Promissory Note dated 3/13/92 in the amount of $1,100,000

 .        Confirmation of Guaranty dated 9/25/98 by Homer G. Williams and HGW,
         Inc

 .        Confirmation of Guaranty dated 4/11/96 by Homer G. Williams and HGW,
         Inc.

 .        Confirmation of Guaranty dated 2/28/95 by Homer G. Williams

 .        Guarantee dated 3/13/92 by Homer G. Williams and HGW, Inc. (2)

 .        Environmental Indemnity dated 6/7/95

 .        First Amendment to Loan Documents dated 2/28/95

 .        Second Amendment to Loan Documents dated 4/11/96

 .        Third Amendment to Loan Documents dated 9/25/98

 .        Second Amendment to Deed of Trust and Security Agreement dated 9/25/98

 .        Deed of Trust and Security Agreement dated 6/7/95

 .        Assignment for Security dated 3/13/92 (2)

 .        Title Policy

Loan Name:  Frank Light - Loan No. 7471
---------------------------------------

 .        Promissory Note dated 10/8/87 in the amount of $220,000

 .        First Amendment to Promissory Note dated 5/1/91 (2)

 .        Confirmation of Guaranty dated 3/29/96 by Bill L. and Deanna L. McCabe

 .        Assumption Agreement dated 9/7/95

 .        Assignment, Assumption and Consent dated 5/1/91

 .        Guarantee dated 5/1/91 by Bill L. and Deanna L. McCabe

 .        First Amendment to Commercial Deed of Trust dated 5/1/91

 .        Commercial Deed of Trust and Security Agreement dated 10/8/87

 .        Title Policy

Loan Name:  Watershed Holdings, Inc. - Loan No. 3961
----------------------------------------------------

 .        Second Amended and Restated Promissory Note dated 9/8/98 in the amount of $4,500,000

 .        Shareholder Guaranty dated 9/7/98 by Maurice W. Gallarda

 .        Shareholder Guaranty dated 9/8/98 by Thomas H. Schott

 .        Shareholder Guaranty dated 9/8/98 by James E. Reinmuth

 .        Perix Industries Warrant to Purchase Common Stock dated 9/8/98

 .        Perix Pledge and Assignment Agreement dated 9/8/98

 .        Watershed Pledge and Assignment Agreement dated 9/8/98

 .        Subsidiary Security Agreement dated 9/8/98 (Stealth)

 .    Subsidiary Security Agreement dated 9/8/98 (Park)

 .    Security Agreement dated 9/8/98

 .    Subsidiary Guaranty dated 9/8/98 by Stealth Industries, Inc.

 .    Subsidiary Guaranty dated 9/8/98 by Park Environmental Corp.

 .    Stock Assignment separate from Certificate dated 9/7/98 by Maurice W.
     Gallarda

 .    Stock Assignment separate from Certificate dated 9/8/98 by Watershed
     Holdings, Inc.

 .    Stock Certificate No. 6 for 100,000 shares of Park Environmental
     Corporation

 .    Stock Certificate No. 7 for 5,500 shares of Park Environmental Corporation

 .    Stock Certificate No. 8 for 5,500 shares of Park Environmental Corporation

 .    Stock Assignment separate from Certificate dated 9/8/98 by Watershed
     Holdings Inc.

 .    Stock Certificate No. 4 for 100,000 shares of Stealth Industries, Inc.

 .    Stock Certificate No. 5 for 5,500 shares of Stealth Industries, Inc.

 .    Stock Certificate No. 6 for 5,500 shares of Stealth Industries, Inc.

 .    Stock Assignment separate from Certificate dated 9/8/98 by Perix Industries

 .    Stock Certificate No. 20 for 1,000 shares of Watershed Holdings, Inc.

 .    Stock Assignment separate from Certificate by Thomas H. Schott

 .    Stock Certificate No. 265 for 400,000 shares of Perix Industries

 .    Stock Assignment separate from Certificate by James E. Reinmuth

 .    Stock Certificate No. 266 for 400,000 shares of Perix Industries

 .    Shareholder Pledge and Assignment Agreement dated 9/8/98 - Schott

 .    Shareholder Pledge and Assignment Agreement dated 9/8/98 - Reinmuth

 .    Shareholder Pledge and Assignment Agreement dated 9/8/98 - Gallarda

 .    Registration Rights Agreement dated 9/8/98

 .    Amended and Restated Loan Agreement dated 9/8/98

 .    Sierra Laboratories, Inc. Guaranty dated 12/16/96

 .    Guaranty - Gary Hall dated 12/13/96

 .    Guaranty - Richard Kenneth Forsyth dated 11/15/96

 .    Pledge of Shares - Watershed Holdings, Inc. dated 12/16/96

 .    Pledge of Shares - Gary H. Hall dated 12/96

 .    Pledge of Shares of Watershed - Perix Industries dated 9/8/98

 .    Warrant Agreement - 10% of Company dated 12/20/96

Note: File also contains the original documents, which were replaced by these documents

Loan Name: Maurice W. Gallarda, James E. Reinmuth, Thomas H. Schott - Loan No.
-----------------------------------------------------------------------------
3962
----

 .    Note and Voting Agreement dated 9/8/98

 .    Irrevocable Proxy dated 9/8/98 by Thomas H. Schott

 .    Irrevocable Proxy dated 9/8/98 by James E. Reinmuth

 .    Irrevocable Proxy dated 9/8/98 by Maurice W. Gallarda

Loan Name: Astoria Metal Corporation/Douglas T. Watson - Loan No. 2462
----------------------------------------------------------------------

 .    Amended Promissory Note dated 5/7/97 in the amount of $100,000

 .    Second Loan Modification Agreement dated 5/7/97

 .    Settlement Agreement and Mutual Release dated 4/23/97

 .    Subordination Agreement dated 4/30/97

 .    Subordination Agreement dated 2/11/97

 .    Amended Security Agreement dated 5/7/97

 .    Assignment from CCL to 520 SW Yamhill dated 4/25/00 (CCL's collection entity)

Loan Name:  Brooks Financial LLC - MASTER LOAN DOCUMENTS
--------------------------------------------------------

 .    Master Loan and Security Agreement dated 6/4/99

 .    Guaranty dated 6/4/99 by Norman L. Madan, Anne Byer, Kenye Echtenthal and
     Timothy B. Gamwell

 .    Amended and Restated Custodian Agreement dated 9/30/99

 .    Escrow Deposit Agreement dated 7/99

 .    Assignment and Security Agreement dated 6/4/99

 .    Unit Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated 6/4/99 by Marie Durham

 .    Unit Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated 6/4/99 by Norman Madan

 .    Unit Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated 6/4/99 by Timothy B. Gamwell

 .    Unit Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated 6/4/99 by Kenye Echtenthal

 .    Unit Certificate Transfer Endorsement (Assignment separate from
     Certificate) dated 6/4/99 by Anne Byer

 .    Certificate No. 101 for 470 units of Brooks Financial LLC

 .    Certificate No. 102 for 240 units of Brooks Financial LLC

 .    Certificate No. 103 for 120 units of Brooks Financial LLC

 .    Certificate No. 104 for 120 units of Brooks Financial LLC

 .    Certificate No. 105 for 50 units of Brooks Financial LLC

 .    Escrow Deposit Agreement dated 6/4/99

 .    Custodian Agreement with Bank One Trust Company dated 6/4/99

 .    Servicing Agreement (Furniture Financing Purchasing Agreement) dated 6/4/99

 .    Purchase Agreement (Furniture Financing Purchasing Agreement) dated 6/4/99

 .    Servicing Agreement (Motor Vehicle Financing Purchasing Agreement) dated
     6/4/99

 .    Purchase Agreement (Motor Vehicle Financing Purchasing Agreement) dated
     6/4/99

 .    Membership Certificate No. 001 for 600,000 units of Oxbow Capital 1999 Fund
     B, LLC dated 7/30/99

 .    Membership Certificate No. 002 for 526,800 units of Oxbow Capital 1999 Fund
     B, LLC dated 8/10/99

 .    Membership Certificate No. 003 for 73,200 units of Oxbow Capital 1999 Fund
     B, LLC dated 8/25/99

 .    Membership Certificate No. 004 for 600,000 units of Oxbow Capital 1999 Fund
     B, LLC dated 9/10/99

 .    Membership Certificate No. 005 for 600,000 units of Oxbow Capital 1999 Fund
     B, LLC dated 10/6/99

 .    Membership Certificate No. 006 for 755,700 units of Oxbow Capital 1999 Fund
     B, LLC dated 11/8/99

 .    Membership Certificate No. 007 for 800,000 units of Oxbow Capital 1999 Fund
     B, LLC dated 12/2/99

 .    Membership Certificate No. 008 for 150,000 units of Oxbow Capital 1999 Fund
     B, LLC dated 1/6/00

Loan Name:  Brooks Financial LLC - Loan No. 5325
------------------------------------------------

 .    Promissory Note dated 6/4/99 in the amount of $4,390,000

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 6/4/99

 .    Assignment (Furniture Financing Purchasing Agreement) dated 6/4/99

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
     6/4/99

 .    Seller's Certificate (Furniture Financing Purchasing Agreement) dated 6/99

Loan Name:  Brooks Financial LLC - Loan No. 5329
------------------------------------------------

 .    Promissory Note dated 7/6/99 in the amount of $5,550,000

 .    Security Agreement dated 7/6/99

 .    Confirmation of Guaranty and Assignment dated 7/6/99

 .    Assignment of Put and Call Agreement and Security Agreement dated 7/7/99

 .    Consent and Acknowledgment dated [7/99]

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 7/6/99

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
     7/6/99

 .    Borrower's Certificate dated 7/6/99

Loan Name:  Brooks Financial LLC - Loan No. 5335
------------------------------------------------

 .    Promissory Note dated 8/5/99 in the amount of $4,753,000

 .    Security Agreement dated 8/5/99

 .    Confirmation of Guaranty and Assignment dated 8/5/99

 .    Amended and Restated Assignment of Put and Call Agreement and Security
     Agreement dated 8/9/99

 .    Consent and Acknowledgment dated 8/9/99

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 8/5/99

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
     8/5/99

 .    Borrower's Certificate dated 8/5/99

Loan Name:  Brooks Financial LLC - Loan No. 5337
------------------------------------------------
 .    Promissory Note dated 9/3/99 in the amount of $5,569,000

 .    Security Agreement dated 9/3/99

 .    Confirmation of Guaranty and Assignment dated 9/3/99

 .    Confirmation of Assignment of Put and Call Agreement and Security Agreement
     dated 9/3/99

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 9/3/99

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
     9/3/99

 .    Borrower's Certificate dated 9/3/99

Loan Name:  Brooks Financial LLC - Loan No. 5339
------------------------------------------------
 .    Promissory Note dated 10/1/99 in the amount of $6,066,000

 .    Security Agreement dated 10/1/99

 .    Confirmation of Guaranty and Assignment dated 10/1/99

 .    Confirmation of Amended and Restated Assignment of Put and Call Agreement
     and Security Agreement dated 10/1/99

 .    Consent and Acknowledgment dated 10/1/99

 .    Consent and Acknowledgement dated [10/99]

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 10/1/99

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
     10/1/99

 .    Borrower's Certificate dated 10/1/99

Loan Name:  Brooks Financial LLC - Loan No. 5347
------------------------------------------------
 .    Promissory Note dated 11/2/99 in the amount of $5,038,000

 .    Security Agreement dated 11/2/99

 .    Confirmation of Guaranty and Assignment dated 11/2/99

 .    Confirmation of Amended and Restated Assignment of Put and Call Agreement
     and Security Agreement dated 11/2/99

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 11/2/99

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
     11/2/99

 .    Borrower's Certificate dated 11/2/99

Loan Name:  Brooks Financial LLC - Loan No. 3388
------------------------------------------------
 .    Promissory Note dated 12/3/99 in the amount of $6,732,000

 .    Security Agreement dated 12/3/99

 .    Confirmation of Guaranty and Assignment dated 12/3/99

 .    Confirmation of Amended and Restated Assignment of Put and Call Agreement
     and Security Agreement dated 12/1/99

 .    Consent and Acknowledgment dated 12/1/99

 .    Assignment (Motor Vehicle Financing Purchasing Agreement) dated 12/3/99

 .    Borrower's Certificate dated 12/3/99

 .    Second Amendment to Put and Call Agreement dated 12/1/99

 .    Third Amendment to Put and Call Agreement dated 12/21/99

 .    Confirmation of Amended and Restated Assignment of Put and Call Agreement
     and Security Agreement dated 12/21/99

 .    Consent and Acknowledgement dated 12/21/99


Loan Name - Calafate Cayman Holdings, Inc - Loan #5321
------------------------------------------------------
 .    Amended and Restated Promissory Note effective as of May 5, 1999 in the amount of $6,350,000

 .    Amended and Restated Loan Agreement effective as of May 5, 1999

 .    Amended and Restated Guaranty effective as of May 5, 1999 by Foxglove,
     L.L.C., Trillium Corporation, David R. and Kay E. Syre and Calafate Forestal Limitada

 .    Amended and Restated Assignment and Security Agreement effective May 5,
     1999

 .    Amended and Restated Consent and Acknowledgement effective May 5, 1999

 .    Restated and Amended Lumber Purchase Agreement and Put Option dated May 5,
     1999

 .    Amended and Restated Assignment of Lumber Purchase Agreement and Put Option
     effective 5/5/99

 .    Amended and Restated Escrow Deposit Agreement effective May 5, 1999

 .    Assignment Separate from Certificate by Trillium Corporation

 .    Stock Certificate No. 001 for two (2) shares of Trillium Cayman Holdings
     (Brazil)

 .    Borrower's Certificate dated 5/5/99

 .    Amended and Restated Escrow Deposit Agreement (Cash Collateral Account)
     effective 5/5/99

 .    Escrow Deposit Agreement (Cash Collateral Account) dated October 18, 1999

 .    Assignment of Contract dated 5/3/99

 .    Assignment of Timber Sale Agreement dated May 5, 1999

 .    Guaranty - Trillium Corp., David R. Syre, Kay E. Syre dated 5/5/99

 .    Guaranty - Foxglove LLC for Calafate Forestral Limitada dated 5/5/99

 .    Lumber Purchase Contract and Put Option with Foxglove LLC and Calafate
     Forestral Limitada
Note: The file contains the original documents that were amended by the above documents

Loan Name - Washington Alder - Loan #5251
-----------------------------------------
 .    Promissory Note dated June 25, 1998 in the amount of $10,000,000

 .    First Amendment to Loan Documents dated June 7, 1999

 .    Loan Agreement dated June 25, 1998

 .    Guaranty dated October 23, 1998 with Susquehanna LLC

 .    Guaranty dated 6/25/97

 .    Confirmation of Guaranty dated June 4, 1999 executed by Susquehanna LLC

 .    Confirmation of Guaranty dated June 4, 1999 executed by Digger Mountain
     Forestry LLC, Dunes LLC, Lake Forest LLC, Michael E. Haglund, Melissa L. Haglund, Victor P. Musselman, Douglas L. Bean, Wesley W. Kirtley, Thomas F. Haley and Scott W. Horngren and acknowledged by Debra B. Musselman

 .    Leasehold Deed of Trust, Security Agreement, Assignment of Rents and
     Fixture Filing dated June 25, 1998

 .    First Amendment to Leasehold Deed of Trust, Security Agreement, Assignment
     of Rents and Fixture Filing dated June 7, 1999

 .    Security Agreement dated June 25, 1998

 .    Assignment and Security Agreement dated June 25, 1998

 .    Escrow Deposit Agreement (Cash Collateral Account) dated August 20, 1999

 .    Consent to Leasehold Deed of Trust dated 6/25/98

 .    Consent to Amendment to Leasehold Deed of Trust dated 6/10/99

 .    Subordination Agreement dated June 25, 1998

 .    First Amendment to Subordination Agreement dated June 7, 1999

 .    Consent and Acknowledgement dated June 25, 1998

 .    Assignment and Security Agreement dated October 23, 1998

 .    Escrow Deposit Agreement dated June 8, 1999

 .    Lockbox Agreement dated June 8, 1999

 .    Assignment of Purchase Agreement dated June 25, 1998

 .    Purchase Agreement dated June 25, 1998

 .    Amendment to Washington Alder LLC Lumber Supply and Sales Agreement dated
     June 30, 1999

 .    Assignment of Lumber Supply and Sales Agreement dated June 7, 1999

 .    Assignment of Lumber Supply and Sales Agreement dated October 29, 19999

 .    Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 25, 1998 by Michael L. Knobel

 .  Certificate No. 1 for 100,000 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from Certificate) dated October 23, 1998 signed by Susquehanna LLC

 .  Certificate No. 11 for  97,733 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from Certificate) dated June 24, 1998 executed by Terry D. Rismoen

 .  Certificate No 2 for 100,000 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 24, 1998 executed by Michael S. Persons

 .  Certificate No. 3 for 100,000 shares of Washington Alder LLC.

 . Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 25, 1998 executed by Michael E. Haglund for Digger Mountain Forestry LLC

 . Certificate No. 5 for 162,892 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 25, 1998 executed by Douglas L. Bean

 .  Certificate No 6 for 130,309 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 25, 1998 executed by Dunes, LLC

 .  Certificate No 7 for 130,309 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 25, 1998 executed by LakeForest, LLC

 .  Certificate No 8 for 97,733 shares of Washington Alder LLC

 . Share Certificate Transfer Endorsement (Assignment separate from certificate) dated June 25, 1998 executed by Scott W. Horngren

 .  Certificate No. 10 for 28,593 shares of Washington Alder LLC

 .  Various spousal consents

 .  Intercreditor Agreement dated 10/26/98

 .  Title Policy

Loan Name - Miller/Brams/Lyons - Loan No. 8851
----------------------------------------------
 .  Promissory Note dated April 15, 1991 in the amount of $1,012,500

 .  Trust Deed dated August 30, 1996

 .  Trust Deed dated 9/30/99

 .  Guarantee - dated April 15, 1991 with Corinne D. Miller

 .  Guarantee - dated April 15, 1991 with John B. Brams

 .  Guarantee - dated April 15, 1991 with Thomas S. Miller

 .  Guarantee - dated April 15, 1991 with Peter B. Lyon, M.D.

 .  Title Policies (2)

Loan Name:  Beacon Financial - MASTER LOAN DOCUMENTS
----------------------------------------------------

 .  Guaranty dated 1/3/00 by Norman L. Madan, Anne Byer, Kenye Echtenthal and
   Timothy B. Gamwell

 .  Master Loan and Security Agreement dated 1/3/00

 .  First Amendment to Master Loan and Security Agreement dated 2/9/00

 . Unit Certificate Transfer Endorsement (Assignment separate from certificate) dated 1/3/00 signed by Marie Durham

 . Unit Certificate Transfer Endorsement (Assignment separate from certificate) dated 1/3/00 signed by Norman Madan

 . Unit Certificate Transfer Endorsement (Assignment separate from certificate) dated 1/3/00 signed by Timothy B. Gamwell

 . Unit Certificate Transfer Endorsement (Assignment separate from certificate) dated 1/3/00 signed by Kenye Echtenthal

 . Unit Certificate Transfer Endorsement (Assignment separate from certificate) dated 1/3/00 signed by Anne Byer

 .  Certificate No. 101 for 120 units of Beacon Financial Group, LLC

 .  Certificate No. 102 for 470 units of Beacon Financial Group, LLC

 .  Certificate No. 103 for 120 units of Beacon Financial Group, LLC

 .  Certificate No. 104 for 50 units of Beacon Financial Group, LLC

 .  Certificate No. 105 for 240 units of Beacon Financial Group, LLC

 .  Assignment and Security Agreement dated 1/3/00

 .  Escrow Deposit Agreement dated 1/3/00

 .  Addendum to Service Agreement (not dated)

 .  Purchase Agreement (Motor Vehicle Financing Purchasing Agreement) dated
   1/8/00

 .  Servicing Agreement (Motor Vehicle Financing Purchasing Agreement) dated
   1/8/00

 .  Letter dated 4/20/00 from Beacon to Mellon United National Bank

 .  Letter dated 1/11/00 from Beacon to Bank One

 .  Custodian Agreement dated 1/8/00

Loan Name:  Beacon Financial - Loan No. 5351
--------------------------------------------

 .  Second Amended and Restated Promissory Note dated 5/16/00 in the amount of
   $13,437,000.00 (replaces Note dated 1/3/00 in amount of $8,107,000)

 .  Amended and Restated Promissory Note dated 1/3/00 in the amount of $8,107,000
   (replaces Note dated 1/3/00 in the amount of $1,955,000)

 .  Promissory Note dated 1/3/00 in the amount of $1,955,000

 .  Confirmation of Guaranty and Assignment dated 5.16.00

 .  Confirmation of Guaranty and Assignment dated 1/3/00

 .  Assignment dated 2/9/00

 .  Assignment dated 5/11/00

 .  Borrower's Certificate dated 5/16/00

 .  Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
   5/16/00

 .  Borrower's Certificate dated 2/9/00

 .  Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
   2/9/00

 .  Premium Recoveries, Inc. Consent and Acknowledgement dated 1/3/00

Loan Name: Beacon Financial - Loan No. 4215
-------------------------------------------
 .  Promissory Note dated 1/3/00 in the amount of $5,521,000.00

 .  Confirmation of Guaranty and Assignment dated 1/3/00

 .  Seller's Certificate (Furniture Financing Purchasing Agreement) dated 8/30/00

 .  Borrowers Certificate dated 1/8/00

 .  Assignment dated 1/8/00

 .  Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
   1/8/00

 .  Assignment (Furniture Financing Purchasing Agreement) dated 8/30/00

 .  Purchase Agreement(Furniture Financing Purchase Agreement) dated 8/30/00

 .  Servicing Agreement (Furniture Financing Purchasing Agreement) dated 8/30/00

Loan Name: Beacon Financial - Loan No. 4618
-------------------------------------------
 . Amended and Restated Promissory Note dated 3/13/00 in the amount of $11,885,000.00 (replaces Note dated 3/13/00 in amount of $6,585,000)

 .  Promissory Note dated 3/13/00 in the amount of $6,585,000.00.

 .  Confirmation of Guaranty and Assignment dated 4/8/00.

 .  Confirmation of Guaranty and Assignment dated 3/13/00

 .  Assignment dated 4/8/00

 .  Assignment dated 3/13/00

 .  Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
   4/8/00

 .  Borrower's Certificate dated 4/8/00.

 .  Borrowers Certificate dated 3/13/00

 .  Seller's Certificate (Motor Vehicle Financing Purchasing Agreement) dated
   3/13/00

Loan Name: Beacon Financial - Loan No. 3745
-------------------------------------------

 .  Promissory Note dated 6/14/00 in the amount of $3,500,000.00

 .  Confirmation of Guaranty and Assignment dated 6/14/00 by Norman L. Maden,
   Anne Byer, Kenye Echtenthal, and Timothy B. Gamwell

 .  Assignment of Put and Call Agreement and Security Agreement dated 6/15/00

 .  Put and Call Agreement dated 6/15/00

 .  Assignment dated 6/14/00

 .  Seller's Certificate (Motor Vehicle Financial Purchasing Agreement) dated
   6/14/00

 .  Borrower's Certificate dated 6/14/00

 .  Consent and Acknowledgment dated 6/15/00

Loan Name: Beacon Financial -  Loan No. 3440
--------------------------------------------

 .    Promissory Note dated 8/15/00 in the amount of $3,500,000.00.

 .    Confirmation of Guaranty and Assignment dated 8/15/00 by Norman L. Madan,
     Anne Byer, Kenye Echtenthal, and Timothy B. Gamwell

 .    Seller's Certificate (Motor Vehicle Financing Purchasing Assignment) dated
     8/15/00

 .    Assignment dated 8/15/00

 .    Borrowers Certificate dated 8/15/00

 .    Consumer Loan Servicing Agreement, Inc. Consent and Acknowledgment dated
     8/00

 .    Servicing Agreement (Credit Card Financing Agreement) dated 8/00

Loan Name: Beacon Financial - Loan No. 5142
-------------------------------------------

 .    Promissory Note dated 7/11/00 in the amount of $3,500,000.00

 .    Confirmation of Guaranty and Assignment dated 7/11/00

 .    Assignment dated 7/11/00

 .    Seller's Certificate(Motor Vehicle Financing Purchase Agreement) dated
     7/11/00

 .    Borrower's Certificate dated 7/11/00

Loan Name - Governor Hotel Associates - Loan #8762
--------------------------------------------------

 .    Promissory Note - Dated February 22, 1991 - for $7,650,000

 .    Guarantee - dated February 22, 1991

 .    Confirmation of Guaranty dated June 12, 1992

 .    Second Confirmation of Guaranty - dated July 24, 1992

 .    Confirmation of Guaranty - dated November 1, 1992

 .    Fourth Confirmation of Guaranty - dated February 16, 1993

 .    Construction Loan Agreement - dated February 22, 1991

 .    Deed of Trust and Security Agreement - dated February 22, 1991

 .    Trust Deed - dated July 24, 1992 - with Edward R. Derksen

 .    Hazardous Substance Indemnity - dated February 22, 1991

 .    Assignment of Leases and Rents - dated February 22, 1991

 .    Security Agreement, Assignment of Contract Rights and Receivables dated
     July 24, 1992

 .    Agreement for Services Administering Construction Loan - dated February 22,
     1991

 .    Assignment of Architect's Agreement and Plans - dated February 21, 1991

 .    Fourth Amendment to Loan Documents - dated March 16, 1994

 .    Third Amendment to Loan Documents - dated November 1, 1992

 .    Second Amendment to Loan Documents - dated July 24, 1992

 .    First Amendment to Loan Documents - dated June 12, 1992

 .    Fourth Amendment to Deed of Trust - dated March 16, 1994

 .    Third Amendment to Deed of Trust - dated November 1, 1992

 .    Second Amendment to Deed of Trust - dated July 23, 1992

 .    First Amendment to Deed of Trust - dated June 12, 1992

 .    Numerous Tenant Subordination Agreements from 1991

 .    Title Policy

 .    Subordination Agreement - dated 2/19/91 between Oregon Laborer-s Employers
     Pension Trust Fund ("Lender") and Capital Consultants, Inc. ("Agent")

 .    Assignment of Construction Contract

 .    Assignment of Contracts dated February 22, 1991

Loan Name - Crossing Aviation - Loan #9621
------------------------------------------

 .    Promissory Note dated June 28, 1993 in the amount of $1,650,000

 .    Guarantee dated 6/28/93 by Richard W. Boehlke

 .    Agreement effective date December 30, 1998

 .    Deed of Trust Modification Agreement dated December 30, 1998 with Crossing
     Ventures, Inc

 .    Deed of Trust Modification Agreement dated December 30, 1998 with Crossing
     Aviation, Inc

 .    Deed of Trust and Security Agreement dated June 28, 1993 with Crossing
     Ventures, Inc

 .    Deed of Trust and Security Agreement dated June 28, 1993 with Crossing
     Aviation, Inc

 .    Assignment of Leases and Rents dated June 28, 1993.

 .    Subordination Agreement dated June 28, 1993 between Air Gemini, Inc. et al, and Crossing Aviation, Inc.

 .    Environmental Indemnity dated June 28, 1993

 .    Security Agreement, Assignment of Contract Rights and Receivables dated
     June 28, 1993

 .    Misc assignment documents from Capital to 520 SW Yamhill (CCL's collection entity)

Loan Name: Marine Finance Corporation - Loan #2111
--------------------------------------------------

 .    Misc assignment documents from Capital to 520 SW Yamhill (CCL's collection entity)

 .    Amended Promissory Note dated October 27, 1994 for $3,645,000

 .    Promissory Note dated November 19, 1993 for $7,961,982.73

 .    Promissory Note dated November 19, 1993 for $602,909.27

 .    Security Agreement dated November 19, 1993

 .    Lockbox Agreement dated September 6, 1994

 .    Modification Agreement dated November 19, 1993 with Douglas T. Watson and
     Karen A. Watson

 .    Modification Agreement dated December 2, 1993 with Marine Finance
     Corporation

 .    Stock Pledge Agreement dated October 27, 1994.

 .    Stock Pledge Agreement dated November 19, 1993

 .    Stock Certificate #1 for 1,000 shares of Marine Finance Corporation.

 .    Lockbox Agreement dated December 20, 1994

 .    Fourth Modification Agreement dated October 27, 1994 with Douglas T. Watson and Karen A. Watson

 .    Fourth Modification Agreement dated October 27, 1994 with Marine Finance
     Corporation and Astoria Metal Corporation

 .    Fourth Modification Agreement dated October 27, 1994 with Marine Finance
     Corporation and Astoria Metal Corporation

 .    Amended Security Agreement dated October 27, 1993 with Marine Finance
     Corporation and Astoria Metal Corporation

 .    Second Modification Agreement dated December 2, 1993 with Douglas T. Watson and Karen A. Watson

 .    Second Modification Agreement dated August 26, 1994 with Marine Finance
     Corporation

 .    Second Modification Agreement dated December 2, 1993 with Marine Finance
     Corporation

 .    Second Modification Agreement dated December 2, 1993 with Marine Finance
     Corporation

 .    Guaranty dated October 27, 1994 by Douglas T. Watson and Karen A. Watson

 .    Guaranty dated November 19, 1993 by Douglas T. Watson and Karen A. Watson

 .    Third Modification Agreement dated August 26, 1994 by Marine Finance
     Corporation

 .    Third Modification Agreement dated August 26, 1994

 .    Third Modification Agreement dated August 26, 1994

 .    Third Modification Agreement dated October 27, 1994

 .    Third Modification Agreement dated August 26, 1994

 .    Security Agreement dated November 19, 1993 by Marine Finance Corporation

 .    Security Agreement dated October 27, 1994 by Astoria Metal Corporation

 .    Deed of Trust and Assignment of Rents dated November 19, 1993

 .    Fifth Modification to Consent, Assumption, Modification and Consolidation
     Agreement dated October 27, 1994

 .    First Modification to Consent, Assumption, Modification and Consolidation
     Agreement dated December 2, 1993

 .    Second Modification to Consent, Assumption, Modification and Consolidation
     Agreement dated June 21, 1994

 .    Third Modification to Consent, Assumption, Modification and Consolidation
     Agreement dated August 26, 1994

 .    Fourth Modification to Consent, Assumption, Modification and Consolidation
     Agreement dated October 21, 1994

 .    Consent, Assumption and Modification Agreement dated November 19, 1993

 .    Second Modification Agreement dated August 26, 1994

 .    Title Policy

TAMALPAIS BANK (Formerly known as SRT&L
---------------------------------------

Original Loan Participation Agreement dated 2/25/97

Original Participation Certificates for the following Loans:

#4716 Shohet (2)

#4727 Schmitt

#4738 AAA Commercial

#4112 Zelinsky

#4121 Zelinsky

#5205 Heine & Bettencourt

#5289 Johnson

#5285 Wu

#5032 Lerner & Gillary

#5311 Foti

#5315 3260 Investors

#5317 Tse

#5313 Bowman

#5323 Lembi

#5043 Chan

1.   Loan Name: Governor Hotel - Loan No. 7931
     -----------------------------------------

MISSING ORIGINAL DOCS

2.   Loan Name: Robert Kreutzer - Loan No. 6511
     ------------------------------------------

MISSING ORIGINAL DOCS

3.     Loan Name: Bayside, Ltd. - Loan No. 5275/5276
       ---------------------------------------------

 .    Original U. S. $20,000,000 Credit Agreement dated between Bayside, LTD. as
     Borrower and Citibank, N.A. as Bank

 .    Original Amended and Restated Pledge Agreement dated as of December 16,
     1997 from Bayside, Ltd.

 .    Original Amended and Restated Pledge Agreement dated as of December 16,
     1997 from Bayside, Ltd. and Talmata Corporation (Acknowledgment and Consent of Lenga Patagonia S.A. not executed)

 .    Original Amended and Restated Pledge Agreement dated as of December 16,
     1997 from Savia International, Ltd.

 .    Original Amended and Restated Pledge Agreement dated as of December 16,
     1997 from Beacon Group, LLC

 .    Original Amended and Restated Pledge Agreement dated as of December 16,
     1997 from Trillium Corporation

 .    Original Certification of Real Property Schedule

 .    Original Opinion Letter dated December 16, 1997 from Perkins Coie

 .    Promissory Note dated 12/30/98 in the amount of $50,000,000.

 .    Escrow Deposit Agreement dated 12/30/98

 .    Consent and Acknowledgment dated 12/30/98

 .    Guaranty dated 12/30/98 by Trillium Corporation, David R. and Kay E. Syre,
     and Savia International Ltd.

 .    Pledge Agreement from Trillium Corporation dated 12/30/98

 .    Pledge Agreement from Savia International Ltd. dated 12/30/98

 .    Pledge Agreement from Bayside, Ltd dated 12/30/98

 .    General Security Agreement dated 12/30/98 with Savia Int'l Ltd., Bayside
     Ltd., Talmata Corp., Lenga Patagonia SA, Forestral Trillium Limitada

 .    Amended and Restated Credit Agreement dated 12/30/98

 .    Timber Sale Agreement (Chile) dated 12/30/98

 .    Timber Sale Agreement (Argentina) dated 12/30/98

 .    Put Option and Timber Purchase Agreement dated 12/30/98

 .    Termination and Release Agreement dated 12/30/98 with Citibank, Capital,
     Savia, Beacon and Trillium

 .    Assignment of Participation Interests dated 12/30/98

 .    Assignment Agreement between Capital, Citibank and Bayside dated 12/30/98

 .    Affidavit of Lost Note by Citibank dated 12/30/98

 .    Officer's Certificate Re Real Property Schedule dated 12/30/98

 .    Escrow Deposit Agreement dated 10/18/99

 .    greement Re Carbon Rights

 .    Consentimento (in Spanish) dated 12/30/98 with English translation attached

 .    Pledge Agreement by Bayside, Ltd and Talmata Corporation dated 12/30/98

 .    Assignment Separate from Certificate dated 12/30/98 signed by Bayside

 .    Stock Certificate No. 1 for Lenga Patagonia for 3,477,496 shares

 .    Assignment Separate from Certificate dated 12/30/98 signed by Talmata

 .    Stock Certificate No. 2 for Lenga Patagonia for 669 shares

 .    Assignment Separate from Certificate dated 12/30/98 signed by Trillium
     Corporation

 .    Stock Certificate No. 1 for 2,000,000 shares (Class B 12% Convertible preferred) of Savia International Ltd

 .    Assignment Separate from Certificate dated 12/30/98 signed by Trillium
     Corporation

 .    Stock Certificate No. 1 for 10,000 shares (12% Snr Conv Pref) of Savia
     International Ltd

 .    Assignment Separate from Certificate dated 12/30/98 signed by Trillium
     Corporation

 .    Stock Certificate No. 24 for 1,434,897 shares (Class A 12% Jr conv Pref) of
     Savia International Ltd.

 .    Assignment Separate from Certificate dated 12/30/98 signed by Trillium
     Corporation

 .    Stock Certificate No. 11 for 858,600 shares (common) of Savia International
     Ltd

 .    Assignment Separate from Certificate (undated) signed by Trillium
     Corporation

 .    Stock Certificate No. 1 for 500,000 shares (1999 Senior conv pref) of Savia
     International Ltd

 .    Assignment Separate from Certificate dated 12/30/98 signed by Bayside, Ltd.

 .    Stock Certificate No. 3 for 10,000 shares (common) of Talmata Corporation

 .    Assignment Separate from Certificate dated 12/30/98 signed by Savia
     International Ltd

 .    Stock Certificate No. 131 for 18,265,362 shares (common) of Bayside

 .    Assignment Separate from Certificate dated 3/10/99 signed by Trillium
     Corporation

 .    Stock Certificate No. 2 for 2,000,000 shares (Class B 12% Con Pref) of
     Savia International Ltd.

 .    Letter dated 12/23/98 from Chilean counsel attached to "authorized copies of five (5) documents noting that these are "for all legal purposes the official documents evidencing the collateral thereby created" with the following documents or copies thereof attached thereto:

     .    Public Deed of Joint and Several Guaranty and Mortgage

     . Public Deed of Joint and Several Guaranty and Commercial Pledge over Credits

     .    Public Deed of Joint and Several Guaranty and Pledge without
          Conveyance

     .    Public Deed

     .    Public Deed of Release and Pledge

 .    Amendment No. 1 to Amended and Restated Guaranty with the Beacon Group, LLC dated 7/1/98

 .    Amendment No. 1 to Amended and Restated Guaranty with Trillium Corp. and
     Citibank dated 7/1/98

 .    Promissory Note from Savia International, Ltd. to CCI - $5,940,000 dated
     9/30/98

 .    Assignment and Security Agreement of Put Option and Agreement of Purchase
     and Sale of Participation Interests dated 10/16/98

 .    Assignment and Security Agreement - $5,940,000 dated 10/16/98

 .    Guaranty of David R. Syre and Trillium Corporation with Spousal Consent

 .    Security Agreement and Assignment of Participation Interests for Security
     Purposes dated 10/16/98

 .    RE: Beacon/Trillium-Citibank Loans Assignment of Participation Interest
     between Trillium and Savia, and Beacon and Savia dated 10/16/98

 .    Put Option and Agreement of Purchase and Sale of Participation Interests
     between Savia and Syre dated 10/16/98

 .    Amended and Restated Guaranty between Beacon Group LLC and Citibank dated
     12/16/97

 .    Amended and Restated Guaranty between Trillium Corp. and Citibank dated
     12/16/97

 .    Consent and Acknowledgment by David R. Syre dated 10/16/98

                           PRIVATE EQUITY INVESTMENTS
                           --------------------------
              Original Documentation in Capital Consultants Office

A-Fem Medical Series A. Convertible Preferred Stock
---------------------------------------------------

August 1998 Recapitalization
----------------------------
(4,316,405 shares; 50,000 warrant shares)

Plan and Agreement for Recapitalization

A-Fem Medical Corporation Registration Rights Agreement

Stock Certificate #PA1 representing 10,400 shares issued to Capital Consultants,
        Inc. as agent for Client No. 157-80, dated August 31, 1998

Stock Certificate #PA3 representing 17,185 shares issued to Capital Consultants,
        Inc. as agent for Client No. 463, dated August 31, 1998

Stock Certificate #PA4 representing 38,529 shares issued to Capital Consultants,
        Inc. as agent for Client No. 507-81, August 31, 1998

Stock Certificate #PA6 representing 31,200 shares issued to Capital Consultants,
        Inc. as agent for Client No. 520-88, dated August 31, 1998

Stock Certificate #PA7 representing 38,529 shares issued to Capital Consultants,
        Inc. as agent for Client No. 556, dated August 31, 1998

Stock Certificate #PA9 representing 26,028 shares issued to Capital Consultants,
        Inc. as agent for Client No. 604-88, dated August 31, 1998

Stock Certificate #PA11 representing 12,480 shares issued to Capital
        Consultants, Inc as agent for Client No. 625-88, dated August 31, 1998

Stock Certificate #PA12 representing 5,208 shares issued to Capital Consultants,
        Inc. as agent for Client No. 632-80, dated August 31, 1998

Stock Certificate #PA13 representing 20,619 shares issued to Capital
        Consultants, Inc. as agent for Client No. 632-88, dated August 31, 1998

Stock Certificate #PA14 representing 19,566 shares issued to Capital
        Consultants, Inc. as agent for Client No. 636-88, dated August 31, 1998

Stock Certificate #PA15 representing 5,208 shares issued to Capital Consultants,
        Inc. as agent for Client No. 640-80, dated August 31, 1998

Stock Certificate #PA16 representing 5,208 shares issued to Capital Consultants,
        Inc. as agent for Client No. 660, dated August 31, 1998

Stock Certificate #PA17 representing 20,834 shares issued to Capital
        Consultants, Inc. as agent for Client No. 660-88, dated August 31, 1998

Stock Certificate #PA18 representing 15,625 shares issued to Capital
        Consultants, Inc. as agent for Client No. 682-80, dated August 31, 1998

Stock Certificate #PA19 representing 40,099 shares issued to Capital
        Consultants, Inc as agent for Client No. 688-88, dated August 31, 1998

Stock Certificate #PA20 representing 2,604 shares issued to Capital Consultants,
        Inc. as agent for Client No. 693-88, dated August 31, 1998

Stock Certificate #PA21 representing 38,529 shares issued to Capital
        Consultants, Inc. as agent for client No. 703-88, dated August 31, 1998

Stock Certificate #PA22 representing 31,200 shares issued to Capital
        Consultants, Inc as agent for Client No. 706-88, dated August 31, 1998

Stock Certificate #PA23 representing 31,200 shares issued to Capital
        Consultants, Inc. as agent for Client No. 711-88, dated August 31, 1998

Stock Certificate #PA24 representing 13,021 shares issued to Capital
        Consultants, Inc. as agent for Client No. 783-88, dated August 31, 1998

Stock Certificate #PA25 representing 10,417 shares issued to Capital
        Consultants, Inc., as agent for Client No. 815-88, dated August 31, 1998

Stock Certificate #PA26 representing 5,208 shares issued to Capital Consultants,
        Inc. as agent for Client No. 818-88, dated August 31, 1998

Stock Certificate #PA27 representing 1,302 shares issued to Capital Consultants,
        Inc. as agent for Client No. 826-88, dated August 31, 1998

Stock Certificate #PA28 representing 7,812 shares issued to Capital Consultants,
        Inc. as agent for Client No. 827-88, dated August 31, 1998

Stock Certificate #PA29 representing 13,021 shares issued to Capital
        Consultants, Inc. as agent for Client No. 843-88, dated August 31, 1998

Stock Certificate #PA30 representing 15,625 shares issued to Capital
        Consultants, Inc. as agent for Client No. 884-88, dated August 31, 1998

Stock Certificate #PA31 representing 7,813 shares issued to Capital Consultants,
        Inc. as agent for Client No. 050-15, dated August 31, 1998

Stock Certificate #PA32 representing 7,706 shares issued to Capital Consultants,
        Inc. as agent for Client No. 050-20, dated August 31, 1998

Stock Certificate #PA38 representing 48,512 shares issued to Capital
        Consultants, Inc., dated August 31, 1998

Purchase Warrant Certificate #98P-2, issued to Capital Consultants, Inc., for itself and as agent for its Clients, exercisable to Purchase 50,000 Preferred Stock, dated August 31, 1998

August 31, 1998 Purchase of New Shares
--------------------------------------
(650,000 shares; 130,000 warrant shares)

Preferred Stock and Warrant Purchase Agreement

Stock Certificate #PA34 representing 2,604 shares issued to Capital Consultants,
        Inc. as agent for Client No. 604-88, dated August 31, 1998

Stock Certificate #PA36 representing 15,625 shares issued to Capital
        Consultants, Inc. as agent for Client No. 682-80, dated August 31, 1998

Stock Certificate #PA37 representing 15,625 shares issued to Capital
        Consultants, Inc. as agent for Client No. 884-88, dated August 31, 1998

Stock Purchase Warrant No. 98P-1 to purchase 130,000 shares of Series A
        Convertible Preferred Stock issued to certain investors (each an "Investor" and collectively, the "Investors") acting through their agent, Capital Consultants, Inc. ("CCI")

October 8, 1998 Purchase of New Shares
--------------------------------------
(286,000 shares; 200,000 warrant shares)


A-Fem Medical Corporation Registration Rights Agreement, dated October 8, 1998

Preferred Stock and Warrant Purchase Agreement, dated October 8, 1998

Stock Certificate #PA39 representing 182,010 shares issued to Capital
     Consultants, Inc. as agent for Client No. 285, dated 1998

Stock Certificate #PA40 representing 103,990 shares issued to Capital
     Consultants, Inc. as agent for Client No. 621-88, dated 1998

Stock Purchase Warrant No. 98P-3 to purchase 127,280 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

Stock Purchase Warrant No. 98P-4 to purchase 72,720 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 621-88

November 6, 1998 Purchase of New Shares
---------------------------------------
(521,000 shares; 104,200 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated November 6, 1998

Preferred Stock and Warrant Purchase Agreement, dated November 6, 1998

Stock Certificate #PA41 representing 510,323 shares issued to Capital
     Consultants, Inc. as agent for Client No. 285, dated November 6, 1998

Stock Certificate #PA42 representing 7,917 shares issued to Capital Consultants,
     Inc. as agent for Client No. 99, dated November 6, 1998

Stock Certificate #PA43 representing 2,760 shares issued to Capital Consultants,
     Inc. as agent for Client No. 604-88, dated November 6, 1998

Stock Purchase Warrant No. 98P-5 to purchase 102,065 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

Stock Purchase Warrant No. 98P-6 to purchase 1,583 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 99

Stock Purchase Warrant No. 98P-7 to purchase 552 shares of Series A Convertible
     Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 604-88

March 9, 1999 Purchase of New Shares
------------------------------------
(156,250 shares; 31,250 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated March 9, 1999

Preferred Stock and Warrant Purchase Agreement, dated March 9, 1999

Stock Purchase Warrant No. 99P-8 to purchase 31,250 shares of Series A Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

April 15, 1999 Purchase of New Shares
-------------------------------------
(104,170 shares; 20,834 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated April 15, 1999

Preferred Stock and Warrant Purchase Agreement, dated April 15, 1999

Stock Purchase Warrant No. 99P-9 to purchase 20,834 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

May 10, 1999 Purchase of New Shares
-----------------------------------
(104,170 shares; 20,834 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated May 10, 1999

Preferred Stock and Warrant Purchase Agreement, dated May 10, 1999

Stock Purchase Warrant No. 99P-10 to purchase 20,834 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

June 15, 1999 Purchase of New Shares
------------------------------------
(104,170 shares; 20,834 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated June 15, 1999

Preferred Stock and Warrant Purchase Agreement, dated June 15, 1999

Stock Purchase Warrant No. 99P-11 to purchase 20,834 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

July 21, 1999 Purchase of New Shares
------------------------------------
(104,170 shares; 20,834 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated July 21, 1999

Preferred Stock and Warrant Purchase Agreement, dated July 21, 1999

Stock Purchase Warrant No. 99P-12 to purchase 20,834 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

August 19, 1999 Purchase of New Shares
--------------------------------------
(104,170 shares; 20,834 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated August 19, 1999

Preferred Stock and Warrant Purchase Agreement, dated August 19, 1999

Stock Purchase Warrant No. 99P-13 to purchase 20,834 shares of Series A
     Convertible Preferred Stock granted to Capital Consultants, Inc. as Agent for Client No. 285

September 22, 1999 Purchase of New Shares
-----------------------------------------
(260,400 shares; 52,080 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated September 22, 1999

December 17, 1999 Purchase of New Shares
----------------------------------------
(260,400 shares; 118,364 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated December 17, 1999

March 24, 2000 Purchase of New Shares
-------------------------------------
(260,415 shares; 174,365 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated March 24, 2000

July 21, 2000 Purchase of New Shares
------------------------------------
(86,805 shares; 79,861 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated July 21, 2000

Preferred Stock and Warrant Purchase Agreement dated July 21, 2000

August 21, 2000 Purchase of New Shares
--------------------------------------
(86,805 shares; 79,861 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated August 21, 2000

Preferred Stock and Warrant Purchase Agreement dated August 21, 2000

September 21, 2000 Purchase of New Shares
-----------------------------------------
(86,805 shares; 79,861 warrant shares)

A-Fem Medical Corporation Amended and Restated Registration Rights Agreement, dated September 21, 2000

Preferred Stock and Warrant Purchase Agreement dated September 21, 2000

EOH Salem Holding LLC
---------------------

Articles of Organization for EOH Salem Holding LLC (w/copy of recorded Articles of Organization) dated December 4, 1998; Filed December 8, 1998

Operating Agreement dated December 8, 1998

Unanimous Written Consent of Members and Manager to Actions Without a Meeting dated December 17, 1998

EOH Corvallis Holding LLC
-------------------------

Articles of Organization for EOH Corvallis Holding LLC (w/copy of recorded
         Articles of Organization) dated December 4, 1998; Filed December 8,
         1998

Operating Agreement dated December 8, 1998

Unanimous Written Consent of Member and Manager to Actions Without a Meeting dated December 17, 1998

EOH Portland Holding LLC
------------------------

Articles of Organization for EOH Portland Holding LLC (w/copy of recorded
         Articles of Organization) dated December 4, 1998; Filed December 7,
         1998

Operating Agreement dated December 7, 1998

Unanimous Written Consent of Member and Manager to Actions Without a Meeting dated December 17, 1998

American Physicians Network
---------------------------

Stock and Warrant Purchase Agreement, dated December 31, 1996

RegistrationRights Agreement dated December 31, 1996

Stock and Warrant Purchase Agreement dated May 29, 1998

Registration Rights Agreement dated May 29, 1998

Stock Certificate #1 of 1,300,000 shares of Series A-1 Voting Preferred Stock issued to Capital Consultants, Inc., as Agent for Account 285 dated December 31, 1996

Stock Certificate #11 of 500,000 shares of Series A-1 Voting Preferred Stock issued to Capital Consultants, Inc., as Agent for Certain Participant Investors dated November 8, 1997

Stock Certificate #12 of 500,000 shares of Series A-1 Voting Preferred Stock issued to Capital Consultants, Inc., as Agent for Certain Participant Investors, dated May 29, 1998

Warrant No. B-14 to Purchase 1,000,000 Shares of Series B Voting Preferred Stock issued to Capital Consultants, Inc., as agent for certain participant investors, dated December 31, 1996

Warrant No. B-15 to Purchase 300,000 Shares of Series B Voting Preferred Stock issued to Capital Consultants, Inc., as agent for certain participant investors, dated December 31, 1996

Amendment to Warrants (Nos. B-14 & B-15) dated November 7, 1997

Warrant No. B-22 to Purchase 500,000 Shares of Series B Voting Preferred Stock issued to Capital Consultants, Inc., as agent for certain participant investors dated November 7, 1997

Warrant No. B-23 to Purchase 500,000 Shares of Series B Voting Preferred Stock issued to Capital Consultants, Inc., as agent for certain participant investors dated May 29, 1998

Amendment to Warrants (Nos. B-14, B-15 and B-22) dated May 29, 1998


ResQNet.com, Inc.
-----------------

Stock Certificate No. 89 representing 1,000 shares of 8% Cumulative Convertible
      Preferred Stock (Series A) issued to Capital Consultants as agent for Client #544.88, dated December 16, 1999

Stock Certificate No. 91 representing 500 shares of 8% Cumulative Convertible
      Preferred Stock (Series A) issued to Capital Consultants as agent for Client #683.88, dated December 16, 1999

Stock Certificate No. 92 representing 250 shares of 8% Cumulative Convertible
      Preferred Stock (Series A) issued to Capital Consultants as agent for Client #818.88, dated December 16, 1999

Stock Certificate No. 93 representing 300 shares of 8% Cumulative Convertible
      Preferred Stock (Series A) issued to Capital Consultants as agent for Client #507.81, dated December 16, 1999

Stock Certificate No. 94 representing 1,500 shares of 8% Cumulative Convertible
      Preferred Stock (Series A) issued to Capital Consultants as agent for Client #738.88, dated December 16, 1999

EVI Corporation Series A
------------------------

Stock Certificate No. A-48 representing 125,000 shares of Series A Voting
      Preferred Stock issued to Capital Consultants, Inc., dated December 29,
      1994

Stock Certificate No. A-52 representing 25,000 shares of Series A Voting
      Preferred Stock issued to Capital Consultants, Inc., dated May 28, 1997

EVI Corporation Series B
------------------------

Stock Certificate No. PB10 representing 25,000 shares of Series B Voting
      Preferred Stock issued to Capital Consultants, Inc., dated December 31,
      1997

Stock Certificate No. 46 representing 3,000 shares of Common Stock issued to
      Capital Consultants, dated December 31, 1999

Stock Certificate No. PB-148 representing 13,919 shares of Series B Voting
      Preferred Stock issued to Capital Consultants, Inc., dated November 15,
      2000

Stock Certificate No. PB11 representing 25,000 shares of Series B Voting
      Preferred Stock issued to Donald E. Tykeson Trust, UTA 6/29/83, dated December 31, 1997

Stock Certificate No. 84 representing 3,000 shares of Common Stock issued to
      Donald E. Tykeson Trust, dated December 31, 1999

Stock Certificate No. PB-147 representing 13,919 shares of Series B Voting
      Preferred Stock issued to Donald E. Tykeson Trust, dated November 15, 2000

Expert Systems Publishing Company
---------------------------------

Stock Certificate No. 62 representing 7,107 shares of Common Stock issued to
      Capital Consultants, Inc., dated October 29, 1993

Stock Certificate No. 125 representing 17,556 shares of Common Stock issued to
      Capital Consultants, Inc., dated February 7, 2000